As filed with the Securities and Exchange Commission on April 19, 1999.
                                                      Registration No. 333-33351

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2
                      TO REGISTRATION STATEMENT ON FORM S-6

       FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF
                UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                     (Formerly FNAL Variable Life Account I)
                              (Exact name of trust)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
             (formerly First North American Life Assurance Company)
                               (Name of depositor)

                             Corporate Center at Rye
                            555 Theodore Fremd Avenue
                               Rye, New York 10580
              (Address of depositor's principal executive offices)

A. Scott Logan, President                             Copy to:
The Manufacturers Life Insurance Company of New York  J. Sumner Jones
Corporate Center at Rye                               Jones & Blouch L.L.P.
555 Theodore Fremd Avenue                             1025 Thomas Jefferson St., NW
Rye, New York  10580                                  Suite 405 West
(Name and Address of Agent for Service)               Washington, DC  20007-0805

Approximate date of commencement of proposed public offering: As soon after the effective date of this Registration Statement as is practicable.

                             -----------------------

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM
N-8B-2
ITEM NO.          CAPTION IN PROSPECTUS

1 Cover Page; General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

2 Cover Page; General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

3        *

4        Miscellaneous Matters (Distribution of the Policy)

5 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

6 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

7        *

8        *

9        Miscellaneous Matters (Pending Litigation)

10       Detailed Information About The Policies

11 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

12 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

13       Detailed Information About The Policies (Charges and Deductions)

14 Detailed Information About the Policies (Premium Provisions -- Policy Issue and Initial Premium); Miscellaneous Matters (Responsibilities Assumed By Manulife New York)

15 Detailed Information About The Policies (Premium Provisions -- Policy Issue and Initial Premium)

16       **

17 Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders); Other Provisions -- Payment of Proceeds)

18 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

19 Detailed Information About The Policies (Other Provisions - Reports To Policyowners); Miscellaneous Matters (Responsibilities Assumed By Manulife New York)

20       *

21       Detailed Information About The Policies

22       *

23       **

24       Detailed Information About the Policies (Other General Policy
         Provisions)

25 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

26       *

27       **

28       Miscellaneous Matters (The Directors And Officers Of Manulife New York)

29 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

30       *

31       *

32       *

33       *

34       *

35       **

36       *

37       *

38 Miscellaneous Matters (Distribution of the Policy; Responsibilities Assumed By Manulife New York)

39       Miscellaneous Matters (Distribution of the Policy)

40       *

41       **

42       *

43       *

44       Detailed Information About The Policies (Policy Values - Policy Value)

45       *

46 Detailed Information About The Policies (Policy Values - Partial Withdrawals and Surrenders; Other Provisions -- Payment of Proceeds)

47 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

48       *

49       *

50 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

51       Detailed Information About The Policies

52 Detailed Information About The Policies (Miscellaneous Matters -- Portfolio Share Substitution)

53       **

54       *

55       *

56       *

57       *

58       *

59       Financial Statements

--------------

* Omitted since answer is negative or item is not applicable.

** Omitted.

                                     PART I

                                   PROSPECTUS

PROSPECTUS

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NEW YORK
SEPARATE ACCOUNT B
VENTURE VUL

A  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes the flexible premium variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of New York ("we" or "us"), and made available for sale exclusively in New York. The Policies are designed to provide lifetime insurance protection together with flexibility as to:


         -       the timing and amount of premium payments;

         -       the investments underlying the Policy Value; and

         -       the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of our Separate Account B (the "Separate Account").

We use the assets of each sub-account to purchase shares of a particular investment portfolio ("Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying Trust prospectus and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. The Portfolios available to you are set forth commencing on the inside front cover. We may add other sub-accounts and Portfolios in the future.

You should ask one of our sales representative if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE POLICY THAT YOU SHOULD KNOW BEFORE INVESTING.

The Securities and Exchange Commission (the "SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file with the SEC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  HOME OFFICE:
                        The Manufacturers Life Insurance
                               Company of New York
                             Corporate Center at Rye
                            555 Theodore Fremd Avenue
                            Rye, New York 10580-9966

                         SERVICE OFFICE MAILING ADDRESS:
                        The Manufacturers Life Insurance
                               Company of New York
                      P.O. Box 633, Niagara Square Station
                          Buffalo, New York 14201-0633
                            TELEPHONE: 1-888-267-7784


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----

INTRODUCTION TO POLICIES.....................................................
GENERAL INFORMATION ABOUT US, ...............................................
  THE SEPARATE ACCOUNT  AND THE  TRUST ......................................
     Manulife New York  .....................................................
     Separate Account B .....................................................
     Manufacturers Investment Trust  ........................................
DETAILED INFORMATION ABOUT THE POLICIES......................................
   PREMIUM PROVISIONS  ......................................................
     Policy Issue And Initial Premium  ......................................
     Premium Allocation  ....................................................
     Premium Limitations  ...................................................
     Short-Term Cancellation Right And "Free Look"...........................
     Provisions  ............................................................
   INSURANCE BENEFIT  .......................................................
     The Insurance Benefit  .................................................
     No Lapse Guarantee .....................................................
     No Lapse Guarantee Cumulative Premium Test .............................
     Death Benefit Options  .................................................
     Death Benefit Option Changes  ..........................................
     Face Amount Changes ....................................................
   POLICY VALUES ............................................................
     Policy Value ...........................................................
     Transfers Of Policy Value ..............................................
     Policy Loans ...........................................................
     Partial Withdrawals And Surrenders .....................................
     Charges and Deductions .................................................
     Deductions From Premiums ...............................................
     Surrender Charges.......................................................
     Monthly Deductions .....................................................
     Administration Charge ..................................................
     Cost Of Insurance Charge ...............................................
     Mortality And Expense Risks Charge .....................................
     Other Charges ..........................................................
     The General Account ....................................................
   OTHER GENERAL POLICY PROVISIONS ..........................................
     Policy Default..........................................................
     Policy Reinstatement ...................................................
     Miscellaneous Policy Provisions ........................................
   OTHER PROVISIONS .........................................................
     Supplementary Benefits .................................................
     Payment Of Proceeds ....................................................
     Reports To Policyowners ................................................
 MISCELLANEOUS MATTERS ......................................................
     Portfolio Share Substitution ...........................................
     Federal Income Tax Considerations ......................................
     Tax Status Of The Policy ...............................................
     Tax Treatment Of Policy Benefits .......................................
     Our Taxes ..............................................................
     Distribution Of The Policy .............................................
     Responsibilities Assumed By Us and MSS .................................

     Voting Rights ..........................................................
     Directors And Officers Of Manulife New York ............................
     State Regulations ......................................................
     Pending Litigation .....................................................
     Additional Information .................................................
     Legal Matters ..........................................................
     Independent Auditors ...................................................
     Impact of Year 2000  ...................................................
FINANCIAL STATEMENTS ........................................................
APPENDICES ..................................................................
A.   Sample Illustrations Of Policy Values, Cash Surrender...................
     Values And Death Benefits ..............................................
B.   Definitions ............................................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

You should examine this prospectus carefully. The INTRODUCTION TO POLICIES will briefly describe the Policy. More detailed information will be found within.

INTRODUCTION TO POLICIES

The following summary is intended to provide a general description of the most important features of the Policy. It is not a complete description. You should read all of this prospectus in order to fully understand the provisions of the Policy.

GENERAL

 The Policy provides a death benefit in the event of the death of the life insured to the person you name as the beneficiary.

You may pay premiums at any time and in any amount, subject to certain limitations.

You may instruct us as to how your premiums, net of certain deductions, will be allocated. You may choose among the Fixed Account and the sub-accounts of the Separate Account. The premiums you allocate to the sub-accounts of the Separate Account are invested in shares of a particular Portfolio of the Trust. You may change your instructions as to how premiums should be allocated at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions (see "Transfers of Policy Value").

The Portfolios currently available to you are set forth beginning on the inside front cover of this prospectus. In the future we may make available other sub-accounts and Portfolios.

The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by making a policy loan or a partial withdrawal, or by full surrender of the Policy.

DEATH BENEFIT

DEATH BENEFIT OPTIONS. You choose one of two death benefit options:

                           - a death benefit equal to the face amount of the Policy, or

                           - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code of 1986, as amended (the "Code"). See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for one year. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Option Changes."

YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may decrease the face amount once per policy year. A decrease in face amount may result in the deduction of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

PREMIUM PAYMENTS ARE FLEXIBLE

You may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."

You must pay at least the Initial Premium to put the Policy in force. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS - "Premium Limitations."

After the Initial Premium is paid there is no minimum premium required. However, for Policies with a face amount of at least $250,000, by complying with the No Lapse Guarantee Cumulative Premium Test, you can ensure that the Policy will not go into default for the first five policy years. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under rules defined in the Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

 THE POLICY VALUE

 The Policy has a Policy Value which reflects the following:

                  -        the premium payments you have made;

                  - the investment performance of the sub-accounts to which you have allocated net premiums.

                  - the interest we have credited to amounts allocated to our Fixed Account;

                  -        any partial withdrawals you have made;

                  -        and charges we have deducted under the Policy.

  The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or have transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "The General Account."

LOAN ACCOUNT. When you make a policy loan, we will establish a Loan Account under the Policy. We will transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

 We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential, currently 1.75%. For Select Loan Amounts the interest rate differential is currently 0%. This is subject to change in certain circumstances. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

TRANSFERS ARE PERMITTED. You may transfer amounts among the sub-accounts of the Separate Account and our Fixed Account, subject to certain restrictions.

We permit twelve transfers per policy year at no cost to you. Transfers in excess of that will cost $25 per transfer. If you request more than one transfer at the same time, we will treat your requests as a single request.

Certain restrictions may apply to transfer requests. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

USING THE POLICY VALUE

BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. The minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

YOU MAY MAKE A PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for one year, you may make a partial withdrawal of the Policy Value. The minimum amount you may withdraw is $500. You may specify that the withdrawal is to be made from a specific Investment Account or the Fixed Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and "Surrender Charges."

THE POLICY MAY BE SURRENDERED FOR ITS NET CASH SURRENDER VALUE. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Policy Debt Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders," "Charges and Deductions" and "Surrender Charges."

CHARGES AND DEDUCTIONS

1) DEDUCTIONS FROM PREMIUMS. We reserve the right to make a charge for state, local and Federal taxes in an amount not to exceed 3.60%. We currently make no deduction of charges from premium payments for such taxes.

2) SURRENDER CHARGES. We usually deduct a deferred underwriting charge and a deferred sales charge if, during the Surrender Charge Period:

                           - you surrender the Policy for its Net Cash Surrender Value,

                           - you make a partial withdrawal in excess of the Withdrawal Tier Amount,

             - you decrease the face amount of the Policy, or

             -        the Policy lapses.

The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially or added by increase.

In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250.


The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. A negative number of Target Premiums produces a negative deferred sales charge. When combined with the deferred underwriting charge, the negative deferred sales charge reduces the total surrendered charge.

The full amount of the deferred underwriting charge and the deferred sales charge will be in effect for five years following Policy issue. Beginning in the sixth year, these charges decrease by a set amount over a maximum ten-year period. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."


If you increase the face amount, the surrender charges applicable to the increase will be those rates that would apply if a Policy were issued to the life insured at his or her then attained age and based on the amount of the increase.

3) MONTHLY DEDUCTIONS. At the beginning of each policy month we deduct from the Policy Value:

         - an administration charge of $35 per month until the first policy anniversary; thereafter $10 per month (the right is reserved to increase the administration charge by up to $.01 per $1,000 of face amount per month),

         -        a charge for the cost of insurance,

         - a charge for mortality and expense risks of 0.075% per month through the later of the tenth policy anniversary and your attained age 60 and, thereafter, 0.0375% per month (this charge is assessed against the value of your investment accounts), and

         - charge(s) for any supplementary benefit(s) added to the Policy.

The cost of insurance charge varies based on the net amount at risk under the Policy and the applicable cost of insurance rate. Cost of insurance rates vary according to issue age, the duration of the coverage, sex, any additional ratings indicated in the policy, and risk class of the life insured. The maximum cost of insurance rate we charge will not exceed the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. However, any additional ratings as indicated in the Policy will be added to the cost of insurance rate. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES "Charges and Deductions" and "Monthly Deductions."

If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

4) OTHER CHARGES. Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each Dollar Cost Averaging transfer if Policy Value does not exceed $15,000. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Transfers Of Policy Value."

 INVESTMENT MANAGEMENT FEES AND EXPENSES


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The Trust (excluding the Lifestyle Trusts) pays investment management fees that range from 0.25% to 1.10% of the assets of the Portfolios. In addition, the Portfolio's other expenses range from between 0.04% and 0.36% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust invests in shares of other Portfolios, each bears its pro rata share of the fees and expenses incurred by other Portfolios.



The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


We reserve the right to charge or establish a provision for any Federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and Federal taxes currently being made.

SUPPLEMENTARY BENEFITS

You may choose to add certain supplementary benefits to the Policy. These supplementary benefits are offered subject to state approval and include

         -        an accidental death benefit,

         -        change of life insured (for corporate owned Policies), and

         -        a disability benefit to waive the cost of monthly deductions.

The cost of any supplementary benefits will be deducted from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER PROVISIONS -- "Supplementary Benefits."

DEFAULT

Unless the No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the policy qualifies for the No Lapse Guarantee. We will send a notice to you if the Policy goes into default. It will allow a grace period in which you may make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

NO LAPSE GUARANTEE

On Policies issued with a face amount of at least $250,000, as long as the No Lapse Guarantee Cumulative Premium Test is satisfied, we will guarantee that the Policy will not go into default, even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. The No Lapse Guarantee Period is the first five Policy Years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

REINSTATEMENT

If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Reinstatement."

FREE LOOK


You may return a Policy for a refund of premium within 10 days after you receive the Policy.


If the Policy is purchased in connection with a replacement of an existing life insurance policy (as defined in "DETAILED INFORMATION ABOUT THE POLICIES - Short-Term Cancellation Right and 'Free Look' Provisions"), you may cancel the Policy by returning it within 60 days after it is received.

If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Short-Term Cancellation Right and 'Free Look' Provisions."

FEDERAL TAX MATTERS

We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Code. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations" and "Tax Status of the Policy."


Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract" ("MEC"). If the Policy is a MEC, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. The Company has established appropriate procedures for monitoring the tax compliance of Policies with Section 7702A of the Code (the "MEC" rules). See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS -- "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits."


If the Policy is not a MEC, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. Finally, neither distributions nor loans under a Policy that is not a MEC are subject to the 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations."

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, which may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Code. You should consult your tax adviser regarding these taxes.

GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE  TRUST

MANUFACTURERS LIFE OF NEW YORK


We are a stock life insurance company organized under the laws of New York on March 4, 1992. Our principal office is located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580. We are a wholly-owned subsidiary of Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 116 Huntington Avenue, Boston, Massachusetts 02116.

Our ultimate parent entity is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Manulife North America was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name.

Effective January 1, 1996, immediately following the merger of NAL and Manulife, Manulife North America experienced a corporate restructuring which resulted in the formation of a newly organized holding corporation, Manulife-Wood Logan Holding Co., Inc., formerly NAWL Holding Co., Inc. ("MWL"). MWL holds all of the outstanding shares of Manulife North America and Wood Logan Associates, Inc. ("WLA"). MWL is owned 62.5% by The Manufacturers Life Insurance Company (U.S.A.), 22.5% by MRL Holding, LLC and 15% by the principals of WLA.

On January 20, 1998, the Board of Directors of Manulife announced that it had asked the Management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and participating policy holders as well as regulatory approval.

Manufacturers Life of New York's financial ratings are as follows:

                  A++ A.M. Best

                  Superior in financial strength; 1st category of 15

                  AAA Duff & Phelps

                  Highest in claims paying ability; 1st category of 18

                  AA+ Standard & Poor's

                  Very strong in financial strength; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of Manufacturers Life of New York's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

SEPARATE ACCOUNT B

We established the Separate Account on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of our other assets. The Separate Account is currently used only to support variable life insurance policies.

We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of New York.

MANUFACTURERS INVESTMENT TRUST

We invest the assets of each sub-account of the Separate Account in shares of a particular Portfolio of the Trust. The Trust, formerly NASL Series Trust, is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS, the successor to NASL Financial Services, Inc., is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs sub-advisers. The sub-adviser for each Portfolio is identified in the description of the eligible Portfolios set forth commencing on the inside front cover of this prospectus.

The Separate Account purchases and redeems shares of the Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The list of Portfolios in which you may invest under the Policy and the investment objectives and certain policies of those Portfolios is set forth commencing on the inside front cover of this prospectus. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

We use shares of the Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Trust prospectus.


ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST (formerly, the Emerging Growth Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolios invests will have market cap values of less than $1.5 billion at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion.

The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

The OVERSEAS TRUST (formerly, the International Growth & Income Trust) seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolios' assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). The portfolios expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poors 500 Composite Stock Price Index.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU),and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six- year time frame based on PIMCO's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


DETAILED INFORMATION ABOUT THE POLICIES

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

To purchase a Policy, you must submit a completed application. We will issue a Policy only if it has a face amount of at least $50,000 ($100,000 for preferred risk policies). Generally, we issue a Policy only to persons between ages 0 and
90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. A life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating.

We will accept an application if it meets our insurance underwriting rules. Each Policy has a policy date from which policy years, policy months and policy anniversaries are all determined. Each Policy also has an effective date which is the date we become obligated under the Policy and when the first monthly deductions are taken.

If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.

If an application that we accept is not accompanied by a check for at least the Initial Premium, we will issue the Policy with a policy date which is seven days after issuance of the Policy (the "issue date") and with an effective date which is the date our Service Office receives at least the Initial Premium. In certain situations a different policy date may be used. We must receive the Initial Premium within 60 days after the policy date; however, we may require the Initial Premium within 30 days on Policies issued with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, we will cancel the Policy and return any premiums paid to the applicant.

Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for Federal, state and local taxes, among the Investment Accounts or the Fixed Account in accordance with your instructions.

We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are due on the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date, they will be taken on the effective date instead of the dates they were due.

PREMIUM ALLOCATION

You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. Amounts allocated to the Investment Accounts will be invested in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals 100. You may change the way in which your Net Premiums are allocated at any time without charge. The change will take effect on the date a written or authorized telephonic request for change, in a format satisfactory to us, is received at our Service Office.

PREMIUM LIMITATIONS

After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of the life insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. It is recommended that the Planned Premium be such that the No Lapse Guarantee Cumulative Premium Test will (see INSURANCE BENEFITS - "No Lapse Guarantee") will be satisfied.

We will send notices to you setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these minimums on 90 days' written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for Federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

A Policy may be returned for a refund of the premium within 10 days after it is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by the Company. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

PROVISIONS FOR AVOIDING LAPSE

NO LAPSE GUARANTEE

You may elect the No Lapse Guarantee on Policies issued with a face amount of at least $250,000 (calculated as described below). If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the first five policy years, we guarantee that the Policy will not go into default (see OTHER GENERAL POLICY PROVISIONS -- "Policy Default"). Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

The No Lapse Guarantee terminates at the end of the fifth policy year.

The No Lapse Guarantee is not offered to life insureds with an issue age exceeding 85.

While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default if the Policy's Net Cash Surrender Value is insufficient to meet the monthly deductions due at the beginning of a policy month. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change as will a decrease in face amount below $250,000. The No Lapse Guarantee cannot be reinstated after it has been terminated. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default" and INSURANCE BENEFIT -- "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see INSURANCE BENEFIT --"Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the life insured's death, we will pay an insurance benefit based on the death benefit option that you select upon receipt of due proof of death. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Policy Debt at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

You may select one of two death benefit options -- Option 1 and Option 2.

Under Option 1 the death benefit is

         - the face amount of the Policy at the date of death or, if greater,

         - the Policy Value at the date of death multiplied by the applicable percentage in the table set forth below.

Under Option 2 the death benefit is

         - the face amount of the Policy plus the Policy Value at the date of death or, if greater,

         - the Policy Value at the date of death multiplied by the applicable percentage in the following table:

----------------- ------------- ---------- ----------- -------------- ---------- -------------- -------------
AGE               CORRIDOR                 AGE         CORRIDOR                  AGE            CORRIDOR
                  PERCENTAGE                           PERCENTAGE                               PERCENTAGE
----------------- ------------- ---------- ----------- -------------- ---------- -------------- -------------
40 & below        250%                     53          164                       67             118
41                243                      54          157                       68             117
42                236                      55          150                       69             116
43                229                      56          146                       70             115
44                222                      57          142                       71             113
45                215                      58          138                       72             111
58                138                      59          134                       73             109
46                209                      60          130                       74             107
47                203                      61          128                       75-90          105
48                197                      62          126                       91             104
49                191                      63          124                       92             103
50                185                      64          122                       93             102
51                178                      65          120                       94             101
52                171                      66          119                       95& above      100

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "corridor percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

For example, assume the life insured under a Policy with a face amount of $100,000 has an attained age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $40,000 (250% x $40,000 = $100,000). If the Policy Value is less than $40,000, an incremental change in Policy Value, up or down, will have no effect on the death benefit. If the Policy Value is greater than $40,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $40,010, the death benefit would be increased to $100,025 (250% x $40,010 = $100,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $66,667 (250% x 66,667 = 166,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $66,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $66,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

Your initial selection of the death benefit option is made in the application. After the Policy has been in force for one year, you may change the death benefit option. The change will be effective as of any subsequent policy month following a request. Your written request for a change must be received by us at least 30 days prior to the beginning of a policy month in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required in order to avoid any change in the amount of the death benefit.

---------------------------------- --------------------------------------------------------------------------
CHANGE TO OPTION 2                 If the change in death benefit is from Option 1 to Option 2, the new face amount will be equal to the face amount prior to the change minus
NEW FACE AMOUNT =                  the Policy Value on the effective date of the change. A change to
OLD FACE AMOUNT                    Option 2 will not be allowed if it would cause the face amount of the
         MINUS                     Policy to go below the minimum face amount of $50,000 ($100,000 for
POLICY VALUE                       preferred risk policies).
---------------------------------- --------------------------------------------------------------------------
CHANGE TO OPTION 1                 If the change in death benefit is from Option 2 to Option 1, the new face amount will be equal to the face amount prior to the change plus
NEW FACE AMOUNT =                  the Policy Value on the effective date of the change. The increase in
OLD FACE AMOUNT                    face amount resulting from a change in Option 1 will not affect the
          PLUS                     amount of surrender charges to which a Policy may be subject.  The
POLICY VALUE                       Company has the right to require satisfactory evidence of insurability before permitting a change from Option 2 to
                                   Option 1. The Company does not currently
                                   require evidence of insurability when making
                                   this change.
---------------------------------- --------------------------------------------------------------------------

If you wish to have level insurance coverage, you should generally select Option
1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

FACE AMOUNT CHANGES

Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the monthly deductions and surrender charges (see POLICY VALUES -- "Charges And Deductions").

MINIMUM CHANGES. Currently, each increase or decrease in face amount (other than a decrease resulting from a partial withdrawal) must be at least $50,000 ($100,000 for increases in preferred risk policies). We reserve the right to increase or decrease the minimum face amount change on 90 days' written notice to you. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. After the Policy has been in force for one year, you may increase the face amount of your Policy once per policy year. Increases are subject to satisfactory evidence of insurability. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the life insured's age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See POLICY VALUES - "Charges and Deductions" and "Surrender Charges."

Any increase in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject, since surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look right with respect to any increase resulting in new surrender charges.

No additional premium is required for a face amount increase. However, you may need to pay an additional premium to keep the Policy from going into default. This is because new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the Policy.

DECREASES. After the Policy has been in force for one year, you may decrease the face amount of your Policy once per policy year. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $50,000 ($100,000 for preferred risk policies).

Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See POLICY VALUES - "Charges and Deductions" and "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE

A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders," below. The Policy Value may also affect the amount of the death benefit. See INSURANCE BENEFIT -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

  The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

You may change the extent to which your Policy Value is based upon any specific sub-account of the Separate Account or the Company's general account. You make those changes by transferring amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts or the Company's general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests we receive from you on the same Business Day will be treated as a single transfer request. There will be no change in issue age, risk class of the life insured or face amount as a result of any transfer.

The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value at the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

While the Policy is in force, you may transfer the Policy Value from all of the Investment Accounts to the Fixed Account, without incurring transfer charges:

         (a)      within 18 months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of the sub-accounts, or within 60 days of the date of notification of such change.

DOLLAR COST AVERAGING. We offer a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Investment Account to any other Investment Account(s) or the Fixed Account.

Under the Dollar Cost Averaging program you designate an amount to be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a Dollar Cost Averaging transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.

ASSET ALLOCATION BALANCER TRANSFERS. We also offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless either you instruct us differently or a Dollar Cost Averaging request is in effect. Currently, we make no charge for this program; however, we reserves the right to institute a charge on 90 days' written notice.

We reserve the right to cease to offer this program on 90 days' written notice.

POLICY LOANS

While the Policy is in force, you may borrow against your Policy Value. The Policy serves as the only security for the loan. The minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt to equal the loan value of the Policy on the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. We transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available at the next policy anniversary to cover the interest accrued on the Policy Debt.

When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

A policy loan may result in a Policy's failing to satisfy the No Lapse Guarantee. As a result, the No Lapse Guarantee may terminate. See INSURANCE BENEFIT -- "No Lapse Guarantee" and OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

Moreover, if the No Lapse Guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.


Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See MISCELLANEOUS MATTERS - "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits." In addition, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the value of the Policy Debt at the date of death in arriving at the insurance benefit. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax. See "Tax Treatment of Policy Benefits - In General."


INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is:

         - On amounts in excess of the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 1.75%.

         - On amounts up to the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 0%.

The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

Prior to the later of the tenth policy anniversary and the anniversary following attained age 55, the amount available as a Select Loan is zero; after the later of the tenth policy anniversary and the policy anniversary following attained age 55, the amount available annually as a Select Loan is equal to 12% of the Policy's Net Cash Surrender Value at the previous policy anniversary. The amount available as a Select Loan applies to existing and new loans. If, at the time your are considering a Select Loan, interest due currently on your outstanding loans equals or exceeds the Select Loan Amount, the Select Loan feature can not be used to withdraw additional cash from Policy Value. The total of all loans, including the Select Loan Amount, cannot exceed the maximum loan amount as described above.

To illustrate the amount available as a Select Loan, assume that a Policy has an issue age of 47 and a Net Cash Surrender Value on the eleventh policy anniversary of $10,000. The Select Loan Amount available during the twelfth policy year is $1,200 (12% x $10,000). Assume that at the beginning of the twelfth policy year, a loan of $1,500 is taken. $1,200 of that amount is considered the Select Loan Amount, $300 an ordinary policy loan.

At the end of the twelfth policy year, assume that the Net Cash Surrender Value is $9,000. The Select Loan Amount available during the thirteenth policy year is $1,080 (12% x $9,000). If not already repaid, the $300 from the prior year's loan that was not considered a Select Loan is immediately converted to a Select Loan, leaving $780 of the Select Loan Amount available for the thirteenth policy year (provided that the sum of all outstanding loans does not exceed the Policy's maximum loan amount). The amount of any unpaid interest on the Select Loan and the ordinary policy loan from the twelfth policy year also would be borrowed as a Select Loan up to the maximum Select Loan Amount and thereby reduce by that amount the $780 available for borrowing as a Select Loan during the remainder of the thirteenth policy year.

LOAN ACCOUNT ADJUSTMENTS. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

The specified events which cause an adjustment to the Loan Account are (i) a policy anniversary, (ii) a partial or full loan repayment, (iii) a new loan or
(iv) an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that policy debt is effectively repaid upon termination (i.e., upon death of the life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. For purposes of the illustration, assume that the Select Loan Amount is zero. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,200 ($5,000 x 1.04) reflecting interest credited at an effective annual rate of 4.0%. At that time the loan will have accrued interest charges of $283 ($4,917 x
 .0575), bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,200, a transfer of $200 will be required ($5,200 -- $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,200, a transfer of $88 will be required. This amount is equivalent to the 1.75% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.


PARTIAL WITHDRAWALS AND SURRENDERS


Partial Withdrawals. After a Policy has been in force for one policy year, you may make a partial withdrawal of the Net Cash Surrender Value. The minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.


If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see POLICY VALUES - "Charges And Deductions" and "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced. See POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."


Full Surrenders. You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."

CHARGES AND DEDUCTIONS

The charges we make under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

DEDUCTIONS FROM PREMIUMS

We currently make no deduction from premium payments for state and local taxes. The maximum amount we may deduct for such taxes in the future is 2.35%. We currently make no deduction from premium payments for Federal taxes. The maximum amount we may deduct for such taxes in the future is 1.25%.

SURRENDER CHARGES

We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250. The amount of the charge remains level for five years. Following the fifth year after issuance of the Policy or a face amount increase, the charge applicable to the initial face amount or increase will decrease each month by varying rates depending upon the life insured's issue age until the charge has decreased to zero. The applicable percentage of the deferred underwriting charges to which the Policy is subject is illustrated by the following table:

                     TABLE 1: DEFERRED UNDERWRITING CHARGES

Transaction Occurs
  After Monthly
 Deduction Taken          Percent of Deferred Underwriting Charges by Issue Age*
 For Last Month
 Preceding  End        ------------------------------------------------------------------------------
    of Month*                                           Age
------------------     ------------------------------------------------------------------------------
  Month                0-50               51                  52                53               54              55+
------------------     ---              ------              ------            ------           ------           ------

   12                  100%                100%                100%             100%             100%             100%
   24                  100%                100%                100%             100%             100%             100%
   36                  100%                100%                100%             100%             100%             100%
   48                  100%                100%                100%             100%             100%             100%
   60                  100%                100%                100%             100%             100%             100%
   72                   90%              88.89%              87.50%             85.71%           83.33%           80.00%
   84                   80%              77.78%              75.00%             71.43%           66.67%           60.00%
   96                   70%              66.67%              62.50%             57.14%           50.00%           40.00%
  108                   60%              55.56%              50.00%             42.86%           33.33%           20.00%
  120                   50%              44.44%              37.50%             28.57%           16.67%             0%
  132                   40%              33.33%              25.00%             14.28%               0%
  144                   30%              22.22%              12.50%                 0%
  156                   20%              11.11%                  0%
  168                   10%                  0%
  180                    0%

----------
* Months not shown may be calculated by interpolation.


  We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, conducting medical examinations, determining the life insured's risk class and establishing policy records.

DEFERRED SALES CHARGE. The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from - 2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below.

We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, and we will advise you of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex of the life insured. The maximum number of Target Premiums subject to the deferred sales charge varies, based on the issue age of the life insured, the face amount at issue and the amount of any increase, according to the following tables:

       TABLE 2: NUMBER OF TARGET PREMIUMS SUBJECT TO DEFERRED SALES CHARGE
              (APPLICABLE TO THE INITIAL FACE AMOUNT AND INCREASES)

Age      $250,000     Under        Age      $250,000      Under         Age      $250,000     Under
         or More      250,000               or More      $250,000                or More      $250,000
------------------------------------------------------------------------------------------------------
0        -2.00*        1.68        30          1.56         2.15        60          2.06       2.43
1        -0.52*        1.46        31          1.61         2.19        61          2.06       2.43
2         0.06         1.45        32          1.67         2.23        62          2.05       2.43
3         0.24         1.45        33          1.72         2.27        63          2.05       2.43
4         0.62         1.46        34          1.78         2.30        64          2.05       2.42
5         0.63         1.47        35          1.83         2.33        65          2.05       2.41
6         0.67         1.49        36          1.86         2.38        66          2.03       2.41
7         0.69         1.51        37          1.89         2.41        67          2.03       2.41
8         0.72         1.52        38          1.91         2.45        68          1.96       2.41
9         0.75         1.54        39          1.94         2.49        69          1.83       2.30
10        0.78         1.55        40          1.96         2.52        70          1.71       2.17
11        0.82         1.58        41          1.98         2.55        71          1.58       2.05
12        0.85         1.60        42          2.01         2.59        72          1.46       1.92
13        0.88         1.61        43          2.04         2.57        73          1.35       1.80
14        0.92         1.63        44          2.06         2.55        74          1.25       1.70

 Age     $250,000     Under        Age      $250,000      Under         Age      $250,000     Under
         or More      250,000               or More       $250,000               or More      $250,000
------------------------------------------------------------------------------------------------------
15        0.88         1.52        45         2.08          2.54         75        1.16         1.60
16        0.90         1.53        46         2.12          2.53         76        1.08         1.50
17        0.94         1.58        47         2.16          2.51         77        1.01         1.40
18        0.99         1.64        48         2.20          2.50         78        0.93         1.30
19        1.03         1.68        49         2.21          2.49         79        0.87         1.22
20        1.07         1.72        50         2.19          2.48         80        0.82         1.14
21        1.11         1.77        51         2.17          2.47         81        0.76         1.07
22        1.16         1.82        52         2.16          2.47         82        0.71         1.01
23        1.20         1.86        53         2.15          2.46         83        0.67         0.95
24        1.25         1.91        54         2.13          2.46         84        0.62         0.89
25        1.30         1.95        55         2.12          2.45         85        0.58         0.83
26        1.35         1.99        56         2.10          2.44         86        0.56         0.78
27        1.40         2.04        57         2.09          2.44         87        0.54         0.73
28        1.46         2.08        58         2.08          2.43         88        0.52         0.68
29        1.51         2.12        59         2.07          2.43         89        0.50         0.64
                                                                         90        0.50         0.63

----------
* The negative Number of Target Premiums produces a negative Deferred Sales Charge. When combined with the Deferred Underwriting Charge, the negative Deferred Sales Charge reduces the total surrender charge.

The maximum deferred sales charge will be in effect for at least the first five years of the Surrender Charge Period. After that, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to the issue age of the life insured until, at the end of the Surrender Charge Period, there is no deferred sales charge. The table to be used to reduce the applicable deferred sales charge during the Surrender Charge Period is set forth in Table 1 above. The applicable table will be set forth in each Policy and the policyowner will be informed of the table to be used in connection with sales charges on increases in face amount.

In order to determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "guideline annual premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

The following example illustrates how deferred underwriting and deferred sales charges are calculated using data from Tables 1 and 2 above.

Assume a 36-year-old male (standard risk), whose Policy was issued at age 30, and who has paid $9,000 in premiums under a Policy with a Target Premium of $593 and a face amount of $100,000, surrenders his Policy during the last month of the sixth policy year.

A deferred underwriting charge of $405 will be assessed. The maximum deferred underwriting charge of $450 ($4.50 per $1,000 of face amount x 100) will be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the sixth policy year [90% x ($4.50 x 100) = $405].

A deferred sales charge of $573.73 will also be assessed. According to Table 2, the maximum number of Target Premiums subject to the deferred sales charge for a person who was 30 years old when his or her Policy with a face amount less than $250,000 was issued would be 2.15. Thus $1,274.95 (2.15 x $593) will be the maximum amount of premiums subject to the 50% sales charge, producing a maximum sales charge of $637.46 (50% x $1,274.95 = $637.49). Because the surrender occurs during the last month of the sixth policy year, only 90% (from the Table 1 for issue age 30) of the maximum sales charge remains applicable [90% x (.50 x
2.15 x $593) = $573.73].


CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

         (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount, and


         (ii) is the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.


We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be canceled based on the value of such units determined at the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, we will reduce the face amount of the Policy. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the applicable percentage set forth under INSURANCE BENEFIT -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount.

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase, in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

As noted under INSURANCE BENEFIT -- "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time a pro-rata deferred underwriting charge or a pro-rata deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced proportionately.

We will calculate the remaining deferred underwriting charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by (c), where

         (a) is the grading percentage applicable to the life insured's issue age and Policy duration;

         (b) is the grading percentage applicable to the life insured's issued age at the time of the last face amount decrease or partial withdrawal; and

         (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred underwriting charge deducted for that face amount decrease or partial withdrawal.

We will calculate the remaining deferred sales charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by
(c), where:

         (a)      is the grading percentage applicable to the Policy duration;

         (b) is the grading percentage at the time of the last face amount decrease or partial withdrawal; and

         (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

Until the sum of premiums paid equals or exceeds the number of Target Premiums subject to deferred sales charge multiplied by the Target Premium, subsequent premium payments will increase the remaining deferred sales charge.

MONTHLY DEDUCTIONS

Each month we make a deduction from Policy Value consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s) (see OTHER PROVISIONS -- "Supplementary Benefits"). We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken on the effective date instead of the dates they were due. If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

ADMINISTRATION CHARGE

The monthly administration charge is $35 until the first anniversary and, thereafter, $10 (the right is reserved to increase the administration charge by an additional amount up to $.01 per $1,000 of face amount per month). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on:

         -        the life insured's issue age,

         -        the duration of the coverage,

         -        sex, and

         -        risk class.

We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the life insured's age. Any additional ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an additional rating applicable to the life insured. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at a rate of

         - 0.075% through the later of the tenth anniversary of the Policy and your attained age of 60

         -        and, thereafter, 0.0375%.

We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts.

The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated. We estimate that virtually all of the mortality and expense risks charge currently relates to expense risks. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for Federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor. We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See POLICY VALUES -- "Transfers Of Policy Value."


The Separate Account purchases shares of Portfolios at net asset value. The net asset value of those shares reflects the investment management fees and expenses of the Portfolios which are set forth below. More detailed information concerning these fees and expenses is set forth under the caption "Management of The Trust" in the prospectus for the Trust that accompanies this prospectus.



TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                             OTHER EXPENSES
                                         MANAGEMENT          (AFTER EXPENSE              TOTAL TRUST
TRUST PORTFOLIO                             FEES              REIMBURSEMENT)***         ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.360%                     1.210%
Science & Technology................       1.100%                0.110%                     1.210%
International Small Cap.............       1.100%                0.150%                     1.250%
Aggressive Growth...................       1.000%+               0.090%                     1.090%
Emerging Small Company..............       1.050%                0.050%                     1.100%
Small Company Blend.................       1.050%                0.150%*                    1.200%
Mid Cap Growth......................       0.950%+               0.040%                     0.990%
Mid Cap Stock.......................       0.925%                0.000%*                    0.925%
Overseas............................       0.950%                0.210%                     1.160%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.300%*                    1.300%
Mid Cap Blend.......................       0.850%+               0.050%                     0.900%
Small Company Value.................       1.050%                0.180%                     1.230%
Global Equity.......................       0.900%                0.110%                     1.010%
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%+               0.130%                     1.005%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%+               0.045%                     0.920%
Real Estate Securities..............       0.700%                0.060%                     0.760%
Value...............................       0.800%                0.050%                     0.850%
Equity Index........................       0.250%**              0.150%**                   0.400%**
Growth & Income.....................       0.750%                0.040%                     0.790%
U.S. Large Cap Value................       0.875%                0.100%*                    0.975%
Equity-Income.......................       0.875%+               0.050%                     0.925%
Income & Value......................       0.800%                0.090%                     0.890%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.075%                     0.850%
Global Bond.........................       0.800%                0.110%                     0.910%
Total Return........................       0.775%                0.100%*                    0.875%
Investment Quality Bond.............       0.650%                0.070%                     0.720%

                                                            OTHER EXPENSES
                                        MANAGEMENT          (AFTER EXPENSE               TOTAL TRUST
TRUST PORTFOLIO                            FEES              REIMBURSEMENT)***         ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------
Diversified Bond....................       0.750%                0.140%                     0.890%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.120%                     0.620%
Lifestyle Aggressive 1000#..........            0%               1.110%***                  1.110%
Lifestyle Growth 820#...............            0%               1.000%***                  1.000%
Lifestyle Balanced 640#.............            0%               0.920%***                  0.920%
Lifestyle Moderate 460#.............            0%               0.830%***                  0.830%
Lifestyle Conservative 280#.........            0%               0.720%***                  0.720%


+ Management Fees for these portfolios changed effective May 1, 1999. Prior to May 1, 1999, management fees were as follows:

                           Aggressive Growth Trust            1.050%
                           Mid Cap Growth Trust               1.000%
                           Mid Cap Blend Trust                0.750%
                           Large Cap Growth Trust             0.750%
                           Blue Chip Growth Trust             0.925%
                           Equity Income Trust                0.800%
                           Income & Value Trust               0.750%

----------
*    Based on estimates of payments to be made during the current fiscal year.

** Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by MSS on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.


*** Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC ("MSS") has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.02% higher, except for the Lifestyle Conservative 280 Trust, which would be 0.03% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998) as noted in the chart below:

                                          MANAGEMENT               OTHER               TOTAL TRUST
TRUST PORTFOLIO                              FEES                 EXPENSES           ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........          0%                   1.130%                1.130%
Lifestyle Growth 820................          0%                   1.020%                1.020%
Lifestyle Balanced 640..............          0%                   0.940%                0.940%
Lifestyle Moderate 460..............          0%                   0.850%                0.850%
Lifestyle Conservative 280..........          0%                   0.750%                0.750%

----------
# Each Lifestyle Trust will bear its own pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, MSS is currently paying those expenses as described in footnote (***) above.


THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See POLICY VALUES -- "Transfers Of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

Unless the No Lapse Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero at the date of default, plus the monthly deductions due at the date of default and at the beginning of each of the two policy months thereafter, based on the Policy Value at the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value as of the date of default less the monthly deductions then due. If the life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

      (a) The life insured's risk class is standard or preferred; and

      (b) The life insured's attained age is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

      (a) You must not have been surrendered the Policy for its Net Cash Surrender Value;

      (b) You furnish to us satisfactory evidence of the life insured's insurability;

      (c) You pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

      (d) You repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If the life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex.

SUICIDE EXCLUSION. If the life insured dies by suicide within two years from the issue date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Policy Debt. If the life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deduction for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

CONVERSION PRIVILEGE. You may effectively convert your policy, at any Policy Anniversary, to a fixed paid-up benefit, without evidence of insurability. The Policy Value, other values based thereon and the Investment Account values will be determined as of the Business Day on which we receive the written request for conversion. The basis for determining the Policy Value will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year. The Flexible Premium Variable Life coverage cannot be reinstated after the date of conversion.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned Policies, permitting a change of the life insured. You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. We will deduct the cost of any supplementary benefits as part of the monthly deduction. See POLICY VALUES -- "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment.

We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months; otherwise we may delay payment for any period during which (i) the New York Stock Exchange is closed for trading

(except for normal holiday closings) or trading on the New York Stock Exchange is otherwise restricted; or (ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of policyowners. Also, we may deny transfers in the circumstances stated in clauses (i), (ii) and (iii) above and in the circumstances previously set forth. See POLICY VALUES --"Transfers Of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each policy anniversary, we will send you a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and policy transactions made during the period since the last statement and any other information required by law.

Within 10 days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION

Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

We also reserve the right to combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, and to de-register the Separate Account under the 1940 Act. We would make the change only if permissible under applicable Federal and New York state law.

We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Commissioner of the State of New York. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the addition of an accelerated death benefit rider, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC. Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a MEC.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a MEC within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy during the first seven years, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. As well, if a reduction of the face amount occurs within seven years of a material change, we will retest the Policy for compliance retroactive to the date of the material change. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loans taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a MEC is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. Select Loans may, however, be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

OUR TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any Federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

MSS is a Delaware limited liability company organized on October 1, 1997, with its principal offices located at 73 Tremont Street, Boston, Massachusetts 02108. MSS acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. MSS is a subsidiary of Manulife North America, the ultimate parent entity of which is Manulife. MSS is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as our insurance agent. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with MSS who are also licensed by the New York State Insurance Department and appointed with us. The gross first-year compensation paid by us, consisting of commission, expense allowance and General Agent Override, if applicable will not exceed 99% of premiums paid up to the Target Premium and a total of 3% on the excess thereof. Additionally, we may pay renewal compensation consisting of commissions and expense allowance, totaling 3% of premiums paid in years two to 15, and 2% thereafter, plus 0.15% of the Policy Value per annum after the third anniversary

RESPONSIBILITIES ASSUMED BY US AND MSS

We have entered into an agreement with MSS pursuant to which MSS will pay selling broker dealers maximum commission and expense allowance payments pursuant to limitations imposed by New York Insurance Law. We will prepare and maintain all books and records required to be prepared and maintained by MSS with respect to the Policies, and send all confirmations required to be sent by MSS with respect to the Policies. We will pay MSS for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife has also entered into a Service Agreement with us pursuant to which Manulife or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, we may, from time to time at our sole discretion, enter into one or more reinsurance agreements with other life insurance companies, under which policies issued by us may be automatically reinsured, such that our total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of a particular Portfolio of the Trust. We are the legal owner of those shares and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio of the Trust. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable Federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for such action in the next communication to policyowners.

DIRECTORS AND OFFICERS OF MANULIFE NEW YORK

Our Directors and Officers, together with their principal occupations during the past few years, are as follows:



                              Position with
Name                          the Company                                 Principal Occupation
------------------------------------------------------------------------------------------------------------------------------------

Bruce Avedon                  Director*                        Director, MNY, March 1992 to present; Consultant (self-employed)
Age: 70                                                        September 1983 to present.

Thomas Borshoff               Director*                        Director, MNY, February 1999 to present; Self-employed, Real Estate
Age: 51                                                        Owner/Manager; Chief Executive Officer and Chairman, First Federal
                                                               Savings and Loan of Rochester, 1983 to 1997.

John D. DesPrez III           Director*                        Executive Vice President, U.S. Operations, Manulife Financial,

                              Position with
Name                          the Company                                 Principal Occupation
------------------------------------------------------------------------------------------------------------------------------------

Age: 42                                                        January 1999 to present; Director, WLA, October 1996 to present;
                                                               Director, September 1996 to present and Chairman of the Board,
                                                               January 1999 to present, of MNA; President, MNA, September 1996 to
                                                               December 1998; President, MIT September 1996 to present; Senior Vice
                                                               President, U.S. Annuities, Manulife Financial, September 1996 to
                                                               December 1998; Vice President, Mutual Funds, Manulife Financial,
                                                               January 1995 to September 1996; Director, MWL, December 1995 to
                                                               present; Director, Wood Logan Distributors, March 1993 to present;
                                                               President, North American Funds, March 1993 to September 1996;
                                                               Director, MNY, March 1992 to present; Vice President, Secretary and
                                                               General Counsel, MNA, January 1991 to June 1994.

Ruth Ann Flemming             Director*                        Director, MNY, March 1992 to present; Attorney, consulting services
Age: 40                                                        and pro bono activities.

Tracy A. Kane                 Secretary and Counsel            Secretary and Counsel, MNY, May 1994 to present; Assistant Vice
Age: 37                                                        President and Senior Counsel, MNA, April 1993 to present; Counsel,
                                                               Fidelity Investments, prior to April 1993.

Theodore F. Kilkuskie         Director*                        Senior Vice President, U.S. Annuities, Manulife Financial, January
Age: 43                                                        1999 to present; President, MNA, January 1999 to present; Director,
                                                               MNY, November 1997 to present; Senior Vice President, U.S. Individual
                                                               Insurance, Manulife Financial, August 1998 to December 1998;
                                                               Director, The Manufacturers Life Insurance Company of America
                                                               ("ManAmerica"), May 1996 to present; Director, MWL, April 1996 to present; Vice President, U.S. Individual Insurance, Manulife
                                                               Financial, June 1995 to February 1998; Executive Vice President,
                                                               Mutual Fund Sales & Marketing, State Street Research & Management,
                                                               March 1994 to June 1995.

David W. Libbey               Treasurer                        Vice President, Treasurer and Chief Financial Officer, MNA, December
Age: 52                                                        1997 to present; Treasurer, MNY, November 1997 to present; Vice
                                                               President, Finance, MNA, June 1997 to December 1997; Vice President,
                                                               Finance, Annuities, Manulife Financial, June 1997 to present; Vice
                                                               President & Actuary, Paul Revere Insurance Group, June 1970 to March
                                                               1997.

A. Scott Logan                Director* and President          Director and President, MNY, February 1998 to present; Director,
Age: 59                                                        MWL, December 1995 to present; Director, Wood Logan Distributors,
                                                               July 1990 to present; Director and President, WLA, August 1986 to present.

James O'Malley                Director*                        Senior Vice President, U.S. Pensions, Manulife Financial, January
Age: 52                                                        1999 to present; Director, MNY, November 1998 to present; Director,
                                                               ManAmerica, November 1998 to present; Vice President, Systems New
                                                               Business Pensions, Manulife Financial, 1984 to December 1998.

Neil M. Merkl, Esq.           Director*                        Director, MNY, December 1995 to present; Attorney (self-employed),
Age: 67                                                        April 1994 to present; Attorney, Wilson Elser, 1979 to 1994.

John Richardson               Director and Chairman of the     Senior Executive Vice President, Manulife Financial, January 1999
Age: 61                       Board of Directors*              to present; Executive Vice President, U.S. Operations, Manulife
                                                               Financial, November 1997 to December 1998; Chairman of the Board,
                                                               MWL, April 1997 to present; Director, March 1997 to present and
                                                               Chairman of the Board, March 1997 to December 1998, MNA; Director and
                                                               Chairman of the Board, MNY, November 1996 to

                              Position with
Name                          the Company                                 Principal Occupation
------------------------------------------------------------------------------------------------------------------------------------

                                                               present; Director, MWL, December 1995 to present; Director and
                                                               Chairman of the Board, ManAmerica, January 1995 to present; Senior
                                                               Vice President and General Manager, U.S. Operations, Manulife
                                                               Financial, January 1995 to October 1997; Senior Vice President and
                                                               General Manager, Canadian Operations, Manulife Financial, June 1992
                                                               to December 1994.

James K. Robinson             Director*                        Director, MNY, March 1992 to present; Retired; Attorney and
Age: 71                                                        Assistant Secretary, Eastman Kodak Company, 1958 to 1991.

John G. Vrysen                Vice President and Chief         Chief Financial Officer and Treasurer, MWL, January 1996 to
Age: 43                       Actuary                          present; Vice President and Chief Financial Officer, U.S.
                                                               Operations, Manulife Financial, January 1996 to present; Appointed
                                                               Actuary, ManAmerica, May 1996 to present; Director, MWL, December
                                                               1995 to present; Vice President and Chief Actuary, MNY, March 1992 to
                                                               present; Director, MNY, March 1992 to February 1998; Vice President
                                                               and Chief Actuary, MNA, January 1986 to present.

* Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.


STATE REGULATIONS

We are subject to regulation and supervision by the New York Department of Insurance, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Service Office.


INDEPENDENT AUDITORS

The financial statements of The Manufacturers Life Insurance
Company of New York at December 31, 1998 and

1997, and for each of the three years in the period ended December 31, 1998, appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

IMPACT OF YEAR 2000

The Company makes extensive use of information systems in the operations of its various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. The Company also uses software and information systems provided by third parties in its accounting, business and investment systems.

The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in systems failures or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send premium billing notices, make claims payments or engage in other normal business activities.

The systems used by the Company have been assessed as part of a comprehensive written plan conducted by the Company's ultimate parent company, The Manufacturers Life Insurance Company (collectively with its subsidiaries "Manulife Financial"), to ensure that computer systems and processes of Manulife Financial will continue to perform through the end of this century and into the next.

In 1996, in order to make Manulife Financial's systems Year 2000 compliant, a program was instituted to modify or replace both Manulife Financial's information technology systems ("IT systems") and embedded technology systems ("Non-IT systems"). The phases of this program include (i) an inventory and assessment of all systems to determine which are critical, (ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified or replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification. For most IT and non-IT systems identified as critical, the Company has completed certification. Of those systems classified as critical, management believes that over 99% were Year 2000 compliant at the end of 1998. Management continues to focus attention on the remaining 1% of critical systems. Those that affect the Company are expected to be compliant by the end of the first quarter in 1999. Management believes that the Company's non-critical systems will be Year 2000 compliant by the end of the first quarter 1999.

In addition to efforts directed at Manulife Financial's own systems, Manulife Financial is presently consulting vendors, customers, and other third parties with which it deals in an effort to ensure that no material aspect of Manulife Financial's operations will be hindered by Year 2000 problems of these third parties. This process includes providing third parties with questionnaires regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities.

Manulife Financial recognizes the importance of preparing for the change to the Year 2000 and, in January 1999, commenced preparation of contingency plans, in the event that Manulife Financial's Year 2000 program has not fully resolved its Year 2000 issues. The Year 2000 Project Management Office for Manulife Financial's U.S. Division is coordinating the preparation of the Year 2000 contingency plan on behalf of U.S. Division affiliates and subsidiaries, including the Company. A contingency plan concerning the Company is targeted for completion by the end of the first quarter of 1999.

Management currently believes that, with modifications to existing software and conversions to new software, the Year 2000 risk will not pose significant operational problems for Manulife Financial's computer systems. As part of the Year 2000 program, critical systems were "time-shift" tested in the Year 2000 and beyond to confirm that they will continue to function properly before, during and after the change to the Year 2000. However, there can be no assurance that Manulife Financial's Year 2000 program, including consulting third parties and its contingency planning, will avoid any material adverse effect on the Company's operations, customer relations or financial condition. Manulife Financial estimates the total cost of its Year 2000 program will be approximately $59 million, of which $49.5 million has been incurred through December 31, 1998; however, there can be no assurance that the actual cost incurred will not be materially higher than such estimate. Most costs will be expensed as incurred; however, those costs attributed to the purchase of new software and hardware will generally be capitalized. A proportional amount of the total cost will be allocated to the Company and is not expected to have a material effect on the Company's net operating income.

FINANCIAL STATEMENTS

Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies. No financial statements for the Separate Account are included herein, because, as of December 31, 1998, the Separate Account had no assets or liabilities.

                       FINANCIAL STATEMENTS AND SCHEDULES
                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF NEW YORK

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS


Report of Independent Auditors........................................
Audited Financial Statements..........................................
Balance Sheets........................................................
Statements of Income..................................................
Statements of Changes in Shareholders' Equity.........................
Statements of Cash Flows..............................................
Notes to Financial Statements.........................................

                         Report of Independent Auditors


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York


We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company and hereinafter referred to as the Company) as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 1998 in conformity with generally accepted accounting principles.




Boston, Massachusetts
FEBRUARY 22, 1999                                              ERNST & YOUNG LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
BALANCE SHEETS

As at December 31
ASSETS  ($ thousands)                                                             1998             1997
---------------------------------------------------------------------------------------------------------
INVESTMENTS
   Fixed maturity securities available-for-sale, at fair value (note 3)
   (amortized cost:  1998 $120,902; 1997 $126,714)                            $  125,088       $  129,151

   Investment in unconsolidated affiliate                                            175                -
   Policy loans                                                                      552              398
   Short-term investments                                                         10,032            9,998
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                             $  135,847       $  139,547
---------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                     $    5,946       $    1,431
Accrued investment income                                                          3,073            2,401
Deferred acquisition costs (note 4)                                               36,831           28,364
Other assets                                                                       1,834              231
Separate account assets                                                          833,693          597,193
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $1,017,224       $  769,167
=========================================================================================================

 LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
---------------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                                      $   94,492       $   86,611
   Payable to affiliates                                                           4,114            4,345
   Deferred income taxes (note 5)                                                  3,615            2,269
   Other liabilities                                                               1,943              987
   Separate account liabilities                                                  833,693          597,193
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $  937,857       $  691,405
---------------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY:
   Common stock (note 6)                                                      $    2,000       $    2,000
   Additional paid-in capital                                                     72,706           72,531
   Retained earnings                                                               3,209            2,136
   Accumulated other comprehensive income                                          1,452            1,095
---------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                                    $   79,367       $   77,762
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                    $1,017,224       $  769,167
=========================================================================================================


See accompanying notes

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
Statements of Income


FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                         1998          1997          1996
---------------------------------------------------------------------------------------------------------
REVENUES:
     Fees from separate accounts and policyholder liabilities         $10,961       $ 7,395       $ 4,762
     Net investment income (note 3)                                     9,786         6,717         5,224
     Net realized investment gains                                        713           769            89
---------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                         $21,460       $14,881       $10,075
---------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                 $ 4,603       $ 4,747       $ 4,189
     Amortization of deferred acquisition costs (note 4)                4,849         3,393         2,319
     Other insurance expenses                                          10,359         5,845         1,192
---------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                           $19,811       $13,985       $ 7,700
---------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                            $ 1,649       $   896       $ 2,375
---------------------------------------------------------------------------------------------------------
INCOME TAXES (NOTE 5)                                                 $   576       $   310       $   833
---------------------------------------------------------------------------------------------------------
NET INCOME                                                            $ 1,073       $   586       $ 1,542
---------------------------------------------------------------------------------------------------------


See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY



                                                                                      ACCUMULATED
                                                                                        OTHER            TOTAL
                                            COMMON        ADDITIONAL     RETAINED    COMPREHENSIVE    SHAREHOLDER'S
($ thousands)                               STOCK      PAID-IN CAPITAL   EARNINGS       INCOME           EQUITY
-------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1996                  $2,000        $ 11,500       $     8       $  1,704       $   15,212
Capital contribution                                        13,300                                        13,300
Comprehensive income (note 2)                                              1,542         (1,285)             257
-------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                  $2,000        $ 24,800       $ 1,550       $    419       $   28,769
Capital contribution                                        47,731                                        47,731
Comprehensive income (note 2)                                                586            676            1,262
-------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                  $2,000        $ 72,531       $ 2,136       $  1,095       $   77,762
Capital contribution                                           175                                           175
Comprehensive income (note 2)                                              1,073            357            1,430
-------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                  $2,000        $ 72,706       $ 3,209       $  1,452       $   79,367
===================================================================================================================


See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                         1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                         $   1,073        $     586        $   1,542
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
     Amortization of bond discount and premium                                           434              333              141
     Net realized investment gains                                                      (713)            (769)             (89)
     Provision for deferred income tax                                                 1,153              (29)             220
     Amortization of deferred acquisition costs                                        4,849            3,393            2,319
     Policy acquisition costs deferred                                               (14,515)         (11,684)          (7,224)
     Return credited to policyholders and other benefits                               4,603            4,747            4,189
     Changes in assets and liabilities:
         Accrued investment income                                                      (672)            (873)              (7)
         Other assets                                                                 (1,603)             (80)             196
         Payable to affiliates                                                          (231)           2,328              865
         Other liabilities                                                               956              115             (153)
------------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by operating activities                                $  (4,666)       $  (1,933)       $   1,999
------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                                  $  30,591        $  59,307        $  31,659
Fixed maturity securities purchased                                                  (24,500)        (103,383)         (41,409)
Net change in short-term investments                                                     (34)          (6,011)          (3,985)
Policy loans advanced, net                                                              (154)            (215)            (116)
------------------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) investing activities                                    $   5,903        $ (50,302)       $ (13,851)
------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder funds                                  14,212           17,212           18,408
Return of policyholder funds                                                         (10,934)         (15,382)         (24,676)
Change in notes payable                                                                    -                -           (2,000)
Capital contribution by parent                                                             -           47,731           13,300
------------------------------------------------------------------------------------------------------------------------------
Cash provided by financing activities                                              $   3,278        $  49,561        $   5,032
------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                                    4,515           (2,674)          (6,820)
Balance, beginning of year                                                             1,431            4,105           10,925
------------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                               $   5,946        $   1,431        $   4,105
==============================================================================================================================


See accompanying notes

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (First North American Life Assurance Company prior to October 1, 1997, and hereinafter referred to as "the Company"), is a stock life insurance company which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department ("the Department") granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as "MNA"), which is in turn a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. ("MWL"). MWL is 62.5% owned by The Manufacturers Life Insurance Company
         (USA) (ManUSA), 22.5% by MRL Holding, LLC, ("MRL") and 15% by minority interest shareholders. ManUSA and MRL are indirectly wholly-owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company.

         The Company issues individual and group annuity, 401(k) and individual life insurance contracts (collectively, the contracts) in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of the various portfolios of the Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

         Prior to October 1, 1997, the Company sold and administered only a combination fixed and variable annuity products. On October 21, 1997, the Company received approval from the Department for a revised plan of operations which expanded its product offerings. MNA contributed $47,731 to the Company in support of the revised plan of operations.

         Prior to October 1, 1997, NASL Financial Services Inc. ("NASL Financial"), an affiliate of the Company, acted as investment adviser to MIT and as principal underwriter of the annuity contracts issued by the Company. Effective October 1, 1997, Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial, replaced NASL Financial as the investment advisor to MIT and as the principal underwriter for the variable contracts and sole distributor of all contracts issued by the Company.

         Prior to October 1, 1997, Wood Logan Associates Inc. ("WLA"), a subsidiary of MWL, acted as the promotional agent for the sale of the Company's contracts. Since October 1, 1997, marketing services for the sale of all contracts issued by the Company and other services are provided by certain affiliates of the Company pursuant to an Administrative Services Agreement and an Investment Services Agreement, between the Company and Manulife Financial. Currently, services are provided by Manulife Financial, WLA, MNA, and ManUSA.

         On October 31, 1998, the Company received a 10% interest in the members' equity of MSS from MNA, the managing member of MSS. The Company treated the receipt of its equity interest as a contribution to paid-in capital of $175.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP").

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) RECENT ACCOUNTING STANDARDS

      i) During 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose annual financial statements. Comprehensive income includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

         Total comprehensive income was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($ thousands)                                                        1998       1997       1996
          ------------------------------------------------------------------------------------------------
          NET INCOME                                                         $ 1,073    $   586    $ 1,542
          ------------------------------------------------------------------------------------------------
          OTHER COMPREHENSIVE INCOME, NET OF TAX:

            Unrealized holding gains (losses) arising during the year            820      1,176     (1,227)
            Less:
            Reclassification adjustment for realized gains included in
             net income                                                         (463)      (500)       (58)
          ------------------------------------------------------------------------------------------------
          Other comprehensive income (loss)                                      357        676     (1,285)
          ------------------------------------------------------------------------------------------------
          COMPREHENSIVE INCOME                                               $ 1,430    $ 1,262    $   257
          ================================================================================================

          Other comprehensive income (loss) is reported net of taxes of $192, $364, and ($692) for 1998, 1997, and 1996, respectively.

     ii) During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the disclosure of information about the Company's operating segments, including disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The Company reports three business segments:
          Variable Annuities; Savings and Retirement Services; Individual Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Savings and Retirement Services segment offers 401(k) products to customers in the State of New York. The Individual Life Insurance segment offers traditional non-participating life insurance to the New York market. The Savings and Retirement Services segment was launched in mid - 1998 and the Individual Life Insurance segment was launched in late 1997. Both these segments are considered to be in the start-up phase. No significant assets or revenues have been generated to date in these two segments. Start-up costs, on a pre-tax basis, reported for these two segments totaled approximately $534 and $2,399, respectively in 1998 and $1,551 for the Individual Life Insurance segment in 1997. The following is a summary of the contribution to net income of the three business segments:

          FOR THE YEARS ENDED DECEMBER 31


           ($ thousands)                          1998        1997     1996
          -------------------------------------------------------------------
           Annuities                             $ 2,623    $ 1,594   $ 1,542

           Savings and Retirement Services          (318)        --        --

           Life Insurance                         (1,232)    (1,008)       --
          -------------------------------------------------------------------
           NET INCOME                            $ 1,073    $   586   $ 1,542
          ===================================================================

      c) INVESTMENTS

         The Company classifies all of its fixed maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         The cost of fixed maturity securities is adjusted for the amortization of premiums and accretion of discounts using the interest method. This amortization or accretion is included in net investment income.

         For the mortgage-backed bond portion of the fixed maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances which approximate fair value.

         Short-term investments which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost which approximates fair value.

      d) CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

      e) DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with variable annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed. To date, the DAC balance is primarily attributable to the variable annuity segment.

      f) POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities equal the policyholder account value for the fixed portion of variable annuity contracts and for investment pension contracts with no substantial mortality risk. Account values are increased for deposits received and interest credited and are reduced by withdrawals. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

      g) SEPARATE ACCOUNTS

         Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other shareholders. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

      h) REVENUE RECOGNITION

         Fee income from separate accounts, variable annuity contracts and investment pension contracts consists of charges for mortality, expenses and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due and currently are included in Fees from Separate Accounts and Policyholder Liabilities in the statements of income. Investment income is recorded as revenue when due.

      i) POLICYHOLDER BENEFITS AND CLAIMS

        Benefits for variable annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

      j) INCOME TAXES

         Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

3.       INVESTMENTS AND INVESTMENT INCOME

      a) FIXED MATURITY SECURITIES

         At December 31, 1998 and 1997, all fixed maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                       GROSS           GROSS
                                               AMORTIZED COST        UNREALIZED      UNREALIZED         FAIR VALUE
          AS AT DECEMBER 31,                                           GAINS          LOSSES
          ($ thousands)                       1998       1997      1998     1997    1998    1997      1998      1997
         --------------------------------------------------------------------------------------------------------------
          U.S. government                   $ 11,018   $  7,422   $  591   $  284   ($15)   $ --    $ 11,594   $  7,706
          Corporate securities                99,696    108,682    3,321    1,879    (35)    (23)    102,982    110,538
          Mortgage-backed securities           6,680      5,016      125       69    (21)     --       6,784      5,085
          Foreign governments                  2,449         --      111       --     --      --       2,560         --
          States/political subdivisions        1,059      5,594      109      228     --      --       1,168      5,822
         --------------------------------------------------------------------------------------------------------------
          Total fixed maturity securities   $120,902   $126,714   $4,257   $2,460   ($71)   ($23)   $125,088   $129,151
         --------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed maturity securities during 1998 were $17,985 (1997 $45,217; 1996 $6,559). Gross gains of $715 and gross losses of $2 were realized on those sales (1997 $772 and $3; 1996 $91 and $2 respectively).

         The contractual maturities of fixed maturity securities at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                     AMORTIZED COST    FAIR VALUE
         --------------------------------------------------------------
         FIXED MATURITY SECURITIES
          One year or less                    $ 13,083        $ 13,117
          Greater than 1; up to 5 years         61,861          63,525
          Greater than 5; up to 10 years        21,812          22,807
          Due after 10 years                    17,466          18,855
          Mortgage-backed securities             6,680           6,784
         --------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES      $120,902        $125,088
         --------------------------------------------------------------

         Fixed maturity securities with a fair value of $410 and $414 at December 31, 1998 and 1997, respectively, were on deposit with, or in custody accounts on behalf of, New York State Insurance Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                 1998       1997       1996
         ----------------------------------------------------------
         Fixed maturity securities   $ 8,338    $ 6,343    $ 4,476
         Other invested assets           830
         Short-term investments          762        477        873
         ----------------------------------------------------------
         Gross investment income       9,930      6,819      5,349
         ----------------------------------------------------------
         Investment expenses            (144)      (102)      (125)
         ----------------------------------------------------------
         NET INVESTMENT INCOME       $ 9,786    $ 6,717    $ 5,224
         ----------------------------------------------------------

4.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                             1998       1997       1996
         ---------------------------------------------------------------------
         Balance at January 1,                  $ 28,364   $ 20,208   $ 15,919
         Capitalization                           14,515     11,684      7,224
         Amortization                             (4,849)    (3,393)    (2,319)
         Effect of net unrealized gains
              on securities available for sale    (1,199)      (135)      (616)
         ---------------------------------------------------------------------
         BALANCE AT DECEMBER 31                 $ 36,831   $ 28,364   $ 20,208
         ---------------------------------------------------------------------

5.       INCOME TAXES

         The components of income tax expense were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                  1998     1997    1996
         ---------------------------------------------------------------------
         Current expense (benefit)                    $  (577)   $ 339    $613
         Deferred expense (benefit)                     1,153      (29)    220
         ---------------------------------------------------------------------
         TOTAL EXPENSE                                $   576    $ 310    $833
         ---------------------------------------------------------------------

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred tax liability are as follows:

         -------------------------------------------------------------------------
         AS AT DECEMBER 31
         ($ thousands)                                            1998      1997
         -------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
            Asset reserves                                       $  389   $    92
         -------------------------------------------------------------------------
         Total deferred tax assets                                  389        92
         -------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
            Deferred acquisition costs                           (2,203)    (1,135)
            Reserves                                                           (4)
            Unrealized gains on securities available-for-sale      (784)     (589)
            Other                                                (1,017)     (633)
         -------------------------------------------------------------------------
         Total deferred tax liabilities                          (4,004)   (2,361)
         -------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITY                             $(3,615)  $(2,269)
         -------------------------------------------------------------------------

         The Company participates as a member of the MWL affiliated group, filing a consolidated federal income tax return. The Company files a separate New York State return.

         The method of allocation between the companies is subject to a tax sharing agreement under which the tax liability is allocated to each member of the group on a pro-rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to the Company will not be more than the Company would have paid on a separate return basis. Settlement of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates which is settled periodically.

         The Company made estimated tax payments of $1,121 in 1998 and $531 and $0 in 1997 and 1996, respectively.

6.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

         AS AT DECEMBER 31:
         ($ thousands)                                           1998     1997
         ----------------------------------------------------------------------
         AUTHORIZED, ISSUED AND OUTSTANDING:
             2,000,000 Common shares, Par value $1              $2,000   $2,000
         ----------------------------------------------------------------------

         The net assets of the Company available for the Parent as dividends are generally limited to and cannot be made except from earned statutory-basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         The aggregate statutory capital and surplus of the Company at December 31, 1998 was $62,881 (1997 $68,336). The aggregate statutory net income
         (loss) of the Company for the year ended 1998 was ($5,678) (1997 ($1,562); 1996 $231). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserves.

7.       REINSURANCE

         The Company has entered into reinsurance agreements with various reinsurers to reinsure any face amounts in excess of $100 for its traditional non-participating insurance product. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there have been no reinsurance recoveries under these agreements.

8.       RELATED-PARTY TRANSACTIONS

         The Company utilizes various services administered by Manulife Financial and affiliates such as legal, personnel, investment accounting and other corporate services. Prior to October 1, 1997, Manulife Financial and MNA charged the Company for those services. In the first nine months of 1997 and for the full year 1996, Manulife Financial and MNA charged the Company approximately $623 and $661, respectively. Effective October 1, 1997, pursuant to a new Plan of Operations, all intercompany expenses were billed through Manulife Financial. For the year ended December 31, 1998 and for the fourth quarter of 1997, Manulife Financial billed the Company expenses of $4,685 and $869, respectively. At December 31, 1998 and 1997, the Company had a net liability to Manulife Financial of $2,372 and $2,977, respectively, for those services.

         For the nine months ended September 30, 1997 and for the full year 1996, the Company paid underwriting commissions to NASL Financial of $8,421 and $7,050, respectively. NASL Financial then reimbursed Wood Logan for promotional agent services. Effective October 1, 1997, MSS replaced NASL Financial as underwriter. Thereafter, all commissions were paid to MSS by the Company, and Wood Logan marketing services were paid by Manulife Financial who was then reimbursed by the Company. Underwriting commissions and marketing services expense of $17,838 and $4,431, respectively, were incurred during the year ended December 31, 1998 and the fourth quarter of 1997. At December 31, 1998 and 1997, the Company had a net liability of $799 and $1,368, respectively, for these services.

         The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 5 10 and 13 for additional related-party transactions).

9.       BORROWED MONEY

         The Company has an unsecured line of credit with State Street Bank and Trust in the amount of $5,000, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advancements under the line of credit at December 31, 1998 and 1997.

10.      EMPLOYEE BENEFITS

      a) RETIREMENT PLAN

         Prior to July 1, 1998, the Company and MNA participated in a non-contributory defined benefit pension plan (the " Nalaco Plan") sponsored by Manulife Financial, covering its employees. A similar plan (the "Manulife Plan") also existed for ManUSA. Both plans provided pension benefits based on length of service and final average earnings. Vested benefits are fully funded; current pension costs are funded as they accrue.

         Effective July 1, 1998, the Nalaco Plan was merged into the Manulife Plan as approved by the Board of Directors of Manulife Financial. The merged plan was then restated as a cash balance pension plan entitled, "The Manulife Financial U.S. Cash Balance Pension Plan" ("Cash Balance Plan"). Participants in the two prior plans ceased accruing benefits under the old plan effective June 30, 1998, and became participants in the Cash Balance Plan on July 1, 1998. Also effective July 1, ManUSA became the sponsor of the Cash Balance Plan. Each participant who was a participant in one of the prior plans received an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the prior plan, using Pension Benefit Guaranty Corporation rates. Future contribution credits under the Cash Balance Plan vary by service, and interest credits are a function of interest rate. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Cash Balance Plan is a life annuity with various optional forms available.

         Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs relating to current service and amortization of experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the sponsor in 1998, 1997, or 1996 because the plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 1998, the projected benefit obligation based on an assumed interest rate of 6.5 percent was $51,757; and the fair value of plan assets invested in ManUSA's general fund deposit administration insurance contracts and in an investment portfolio of equities and fixed income securities managed by an affiliate were $52,541 and $32,145, respectively.

      b) 401(K) PLAN

         Prior to July 1, 1998, the Company also participated in a defined contribution plan sponsored by MNA, the North American Security Life 401(k) Savings Plan ("NASL 401(k)"), which was subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). A similar plan, the Manulife Financial 401k Savings Plan, also existed for employees of ManUSA. These two plans were effectively merged on July 1, 1998 into one defined contribution plan, sponsored by ManUSA, as approved by the Board of Directors on March 26, 1998. The costs associated with the plan were charged to the Company and were not material.

      c) POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the postretirement benefit plan of MNA which provides retiree medical and life insurance benefits to those who have attained age 55 with 10 or more years of service. The plan provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered dependents reach age 65, Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage, and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

         The postretirement benefit cost to the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, ManUSA.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31, 1998 were as follows:

                                                 DECEMBER 31, 1998     DECEMBER 31, 1997
        ---------------------------------------------------------------------------------
                                                CARRYING      FAIR    CARRYING     FAIR
                                                  VALUE      VALUE     VALUE      VALUE
        ---------------------------------------------------------------------------------
        Assets:
        Fixed maturity securities               $125,088   $125,088   $129,151   $129,151
        Short-term investments                    10,032     10,032      9,998      9,998
        Policy loans                                 552        552        398        398
        Cash and cash equivalents                  5,946      5,946      1,431      1,431

        Liabilities:
        Policyholder liabilities and accruals     94,492     91,113     86,611     81,715

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed Maturity Securities: Fair values for fixed maturity securities are obtained from an independent pricing service.

         Short-Term Investment and Cash and Cash Equivalents: Carrying values approximate fair values.

         Policy Loans:  Carrying values approximate fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value, or the cost the Company would incur to extinguish the liability.

12.      LEASES

         The Company leases office space under an operating lease agreement which expires in 1999 and is subject to a renewal option at market rates prevailing at the time of renewal. For the years ended December 31, 1998 and 1997, the Company incurred rent expense of $95 and $84, respectively. The minimum lease payments associated with the office space are $61 in 1999.

13.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, Manulife Financial has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

15.      UNCERTAINTY DUE TO THE YEAR 2000 RISK (UNAUDITED)

         The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

         A full discussion of the Company's Year 2000 program and Year 2000 review will be contained in the Company's Management Discussion and Analysis Section of the Company's Annual Report on Form 10-K.

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS


The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks. The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an
average of the Trusts' expenses, which is approximately 0.   % on an annual
basis. The gross annual rates of return of 0%, 6% and 12% correspond to
approximate net annual rates of return of -0.  %,       % and       %. The
illustrations reflect the expense limitation in effect for the Equity Index Trust. In the absence of such expense limitation, the average of the Portfolios current expenses would have been .896% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates
of return of       %,      % and       %. The expense reimbursements for the
LifeStyle Trusts and the expense limitation for the Equity Index Trust remained in effect during the fiscal year ended December 31, 1998 and are expected to remain in effect during the fiscal year ended December 31, 1999. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for male non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed. Upon request, we will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, we may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY (NY)
                    MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical
                               Gross Investment                  6% Hypothetical                      12% Hypothetical
                                    Return                   Gross Investment Return              Gross Investment Return
                         ----------------------------   ---------------------------------   ------------------------------------
End of                              Cash                              Cash                                  Cash
Policy    Accumulated    Policy   Surrender    Death     Policy     Surrender     Death       Policy     Surrender      Death
Year(1)   Premiums(2)    Value    Value(3)    Benefit     Value     Value(3)     Benefit      Value       Value(3)     Benefit
   1           6,258      4,617         0     500,000       4,928           0     500,000        5,241           11      500,000
   2          12,829      9,416     2,938     500,000      10,333       3,856     500,000       11,289        4,812      500,000
   3          19,728     14,086     7,608     500,000      15,917       9,440     500,000       17,900       11,422      500,000
   4          26,973     18,624    12,147     500,000      21,683      15,206     500,000       25,126       18,648      500,000
   5          34,579     23,023    16,546     500,000      27,629      21,152     500,000       33,019       26,542      500,000
   6          42,566     27,308    21,479     500,000      33,787      27,957     500,000       41,675       35,846      500,000
   7          50,953     31,443    26,261     500,000      40,128      34,946     500,000       51,133       45,951      500,000
   8          59,758     35,432    30,898     500,000      46,662      42,128     500,000       61,479       56,945      500,000
   9          69,004     39,267    35,381     500,000      53,390      49,504     500,000       72,798       68,912      500,000
  10          78,712     42,952    39,714     500,000      60,323      57,084     500,000       85,195       81,956      500,000
  11          88,906     46,487    43,896     500,000      67,467      64,876     500,000       98,781       96,190      500,000
  12          99,609     49,852    47,909     500,000      74,814      72,870     500,000      113,666      111,723      500,000
  13         110,848     53,047    51,751     500,000      82,372      81,076     500,000      129,988      128,693      500,000
  14         122,648     56,066    55,418     500,000      90,144      89,496     500,000      147,899      147,251      500,000
  15         135,039     58,896    58,896     500,000      98,131      98,131     500,000      167,562      167,562      500,000
  16         148,049     61,534    61,534     500,000     106,338     106,338     500,000      189,166      189,166      500,000
  17         161,709     63,950    63,950     500,000     114,752     114,752     500,000      212,911      212,911      500,000
  18         176,052     66,152    66,152     500,000     123,392     123,392     500,000      239,044      239,044      500,000
  19         191,113     68,116    68,116     500,000     132,251     132,251     500,000      267,828      267,828      500,000
  20         206,927     69,946    69,946     500,000     141,435     141,435     500,000      299,626      299,626      500,000
  21         223,531     71,643    71,643     500,000     150,962     150,962     500,000      334,780      334,780      502,170
  22         240,966     73,028    73,028     500,000     160,705     160,705     500,000      373,450      373,450      545,238
  23         259,272     74,091    74,091     500,000     170,674     170,674     500,000      415,842      415,842      590,496
  24         278,494     74,812    74,812     500,000     180,878     180,878     500,000      462,329      462,329      638,014
  25         298,676     75,154    75,154     500,000     191,313     191,313     500,000      513,323      513,323      687,853
  26         319,868     75,428    75,428     500,000     202,902     202,902     500,000      571,856      571,856      743,413
  27         342,119     75,238    75,238     500,000     214,826     214,826     500,000      636,269      636,269      814,424
  28         365,483     74,519    74,519     500,000     227,088     227,088     500,000      707,148      707,148      891,006
  29         390,016     73,197    73,197     500,000     239,693     239,693     500,000      785,142      785,142      973,576
  30         415,774     71,829    71,829     500,000     253,042     253,042     500,000      871,261      871,261    1,062,939
  31         442,821     70,397    70,397     500,000     267,174     267,174     500,000      966,375      966,375    1,159,650
  32         471,220     68,282    68,282     500,000     281,808     281,808     500,000    1,071,004    1,071,004    1,274,494
  33         501,039     65,424    65,424     500,000     296,998     296,998     500,000    1,186,090    1,186,090    1,399,587
  34         532,349     61,751    61,751     500,000     312,809     312,809     500,000    1,312,678    1,312,678    1,535,833
  35         565,224     57,172    57,172     500,000     329,312     329,312     500,000    1,451,909    1,451,909    1,684,215
  36         599,744     51,392    51,392     500,000     346,524     346,524     500,000    1,604,948    1,604,948    1,845,691
  37         635,989     44,021    44,021     500,000     364,478     364,478     500,000    1,773,532    1,773,532    2,004,092
  38         674,046     35,112    35,112     500,000     383,392     383,392     500,000    1,959,574    1,959,574    2,175,127
  39         714,007     23,924    23,924     500,000     403,313     403,313     500,000    2,164,924    2,164,924    2,359,767
  40         755,965     10,489    10,489     500,000     424,546     424,546     500,000    2,392,131    2,392,131    2,559,580
  41         800,021      0(4)     0(4)        0(4)       447,185     447,185     500,000    2,643,632    2,643,632    2,775,814
  42         846,280                                      471,679     471,679     500,000    2,919,693    2,919,693    3,065,677
  43         894,852                                      497,892     497,892     522,787    3,223,007    3,223,007    3,384,158
  44         945,853                                      525,071     525,071     551,325    3,556,130    3,556,130    3,733,937
  45         999,404                                      553,231     553,231     580,893    3,921,812    3,921,812    4,117,902
  46       1,055,632                                      582,379     582,379     611,498    4,322,975    4,322,975    4,539,124
  47       1,114,671                                      612,510     612,510     643,136    4,762,723    4,762,723    5,000,860
  48       1,176,663                                      643,613     643,613     675,793    5,244,320    5,244,320    5,506,536
  49       1,241,754                                      675,662     675,662     709,445    5,771,202    5,771,202    6,059,762
  50       1,310,100                                      708,637     708,637     744,069    6,347,083    6,347,083    6,664,437
  51       1,381,863                                      742,921     742,921     780,067    6,979,750    6,979,750    7,328,738
  52       1,457,214                                      778,544     778,544     817,471    7,674,583    7,674,583    8,058,312
  53       1,536,333                                      815,581     815,581     856,360    8,437,916    8,437,916    8,859,812
  54       1,619,407                                      854,080     854,080     896,784    9,276,422    9,276,422    9,740,244

                               0% Hypothetical
                               Gross Investment                  6% Hypothetical                      12% Hypothetical
                                    Return                   Gross Investment Return              Gross Investment Return
                         ----------------------------   ---------------------------------   ------------------------------------
End of                              Cash                              Cash                                  Cash
Policy    Accumulated    Policy   Surrender    Death     Policy     Surrender     Death       Policy     Surrender      Death
Year(1)   Premiums(2)    Value    Value(3)    Benefit     Value     Value(3)     Benefit      Value       Value(3)     Benefit
  55       1,706,636                                      894,095     894,095     938,800   10,197,445   10,197,445   10,707,317
  56       1,798,225                                      935,509     935,509     982,284   11,206,983   11,206,983   11,767,332
  57       1,894,395                                      979,408     979,408   1,018,584   12,326,504   12,326,504   12,819,564
  58       1,995,372                                    1,026,126   1,026,126   1,056,909   13,571,023   13,571,023   13,978,153
  59       2,101,399                                    1,076,170   1,076,170   1,097,693   14,959,840   14,959,840   15,259,037
  60       2,212,727                                    1,129,972   1,129,972   1,141,272   16,513,725   16,513,725   16,678,863
  61       2,329,621                                    1,187,879   1,187,879   1,187,879   18,254,768   18,254,768   18,254,768
  62       2,452,360                                    1,248,441   1,248,441   1,248,441   20,178,687   20,178,687   20,178,687
  63       2,581,236                                    1,311,778   1,311,778   1,311,778   22,304,693   22,304,693   22,304,693
  64       2,716,556                                    1,378,019   1,378,019   1,378,019   24,654,012   24,654,012   24,654,012
  65       2,858,642                                    1,447,296   1,447,296   1,447,296   27,250,100   27,250,100   27,250,100

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                 6% Hypothetical
                               Gross Investment               Gross Investment                    12% Hypothetical
                                    Return                         Return                     Gross Investment Return
                               ----------------               ----------------                -----------------------
End of                              Cash                            Cash                                Cash
Policy    Accumulated    Policy   Surrender    Death    Policy    Surrender    Death      Policy     Surrender      Death
Year(1)   Premiums(2)    Value    Value(3)    Benefit    Value    Value(3)    Benefit     Value       Value(3)     Benefit
   1           6,258      4,341         0     500,000     4,638          0    500,000        4,936            0      500,000
   2          12,829      8,871     2,394     500,000     9,743      3,265    500,000       10,651        4,173      500,000
   3          19,728     13,276     6,799     500,000    15,012      8,535    500,000       16,892       10,415      500,000
   4          26,973     17,553    11,076     500,000    20,450     13,973    500,000       23,712       17,234      500,000
   5          34,579     21,696    15,219     500,000    26,056     19,578    500,000       31,159       24,682      500,000
   6          42,566     25,704    19,875     500,000    31,832     26,003    500,000       39,296       33,467      500,000
   7          50,953     29,567    24,385     500,000    37,775     32,594    500,000       48,183       43,001      500,000
   8          59,758     33,287    28,752     500,000    43,894     39,360    500,000       57,898       53,364      500,000
   9          69,004     36,854    32,968     500,000    50,186     46,299    500,000       68,518       64,632      500,000
  10          78,712     40,273    37,034     500,000    56,659     53,421    500,000       80,142       76,903      500,000
  11          88,906     43,529    40,938     500,000    63,308     60,718    500,000       92,859       90,268      500,000
  12          99,609     46,616    44,673     500,000    70,136     68,192    500,000      106,783      104,840      500,000
  13         110,848     49,531    48,236     500,000    77,143     75,848    500,000      122,038      120,743      500,000
  14         122,648     52,268    51,621     500,000    84,336     83,689    500,000      138,765      138,118      500,000
  15         135,039     54,814    54,814     500,000    91,710     91,710    500,000      157,115      157,115      500,000
  16         148,049     57,165    57,165     500,000    99,270     99,270    500,000      177,264      177,264      500,000
  17         161,709     59,293    59,293     500,000   107,003    107,003    500,000      199,395      199,395      500,000
  18         176,052     61,175    61,175     500,000   114,896    114,896    500,000      223,717      223,717      500,000
  19         191,113     62,788    62,788     500,000   122,941    122,941    500,000      250,474      250,474      500,000
  20         206,927     64,099    64,099     500,000   131,121    131,121    500,000      279,937      279,937      500,000
  21         223,531     65,082    65,082     500,000   139,428    139,428    500,000      312,423      312,423      500,000
  22         240,966     65,709    65,709     500,000   147,851    147,851    500,000      348,293      348,293      508,507
  23         259,272     65,962    65,962     500,000   156,393    156,393    500,000      387,730      387,730      550,576
  24         278,494     65,815    65,815     500,000   165,051    165,051    500,000      430,953      430,953      594,715
  25         298,676     65,218    65,218     500,000   173,806    173,806    500,000      478,342      478,342      640,978
  26         319,868     64,428    64,428     500,000   183,485    183,485    500,000      532,721      532,721      692,537
  27         342,119     63,077    63,077     500,000   193,322    193,322    500,000      592,519      592,519      758,425
  28         365,483     61,082    61,082     500,000   203,300    203,300    500,000      658,271      658,271      829,422
  29         390,016     58,346    58,346     500,000   213,395    213,395    500,000      730,568      730,568      905,905
  30         415,774     54,759    54,759     500,000   223,586    223,586    500,000      810,068      810,068      988,284
  31         442,821     50,212    50,212     500,000   233,863    233,863    500,000      897,515      897,515    1,077,018
  32         471,220     44,608    44,608     500,000   244,236    244,236    500,000      993,522      993,522    1,182,291
  33         501,039     37,823    37,823     500,000   254,711    254,711    500,000    1,098,912    1,098,912    1,296,716
  34         532,349     29,723    29,723     500,000   265,305    265,305    500,000    1,214,601    1,214,601    1,421,084
  35         565,224     20,132    20,132     500,000   276,028    276,028    500,000    1,341,589    1,341,589    1,556,243
  36         599,744      8,786     8,786     500,000   286,871    286,871    500,000    1,480,955    1,480,955    1,703,098
  37         635,989      0(4)     0(4)        0(4)     297,827    297,827    500,000    1,634,512    1,634,512    1,846,999
  38         674,046                                    308,873    308,873    500,000    1,803,895    1,803,895    2,002,323
  39         714,007                                    319,995    319,995    500,000    1,991,015    1,991,015    2,170,206
  40         755,965                                    331,208    331,208    500,000    2,198,150    2,198,150    2,352,021
  41         800,021                                    342,581    342,581    500,000    2,428,052    2,428,052    2,549,455
  42         846,280                                    354,214    354,214    500,000    2,680,518    2,680,518    2,814,544
  43         894,852                                    366,246    366,246    500,000    2,957,623    2,957,623    3,105,504
  44         945,853                                    378,861    378,861    500,000    3,261,627    3,261,627    3,424,708
  45         999,404                                    392,271    392,271    500,000    3,594,945    3,594,945    3,774,692
  46       1,055,632                                    406,723    406,723    500,000    3,960,125    3,960,125    4,158,132
  47       1,114,671                                    422,540    422,540    500,000    4,359,850    4,359,850    4,577,842
  48       1,176,663                                    440,163    440,163    500,000    4,796,905    4,796,905    5,036,750
  49       1,241,754                                    460,224    460,224    500,000    5,274,187    5,274,187    5,537,896
  50       1,310,100                                    483,408    483,408    507,578    5,794,780    5,794,780    6,084,519
  51       1,381,863                                    507,591    507,591    532,971    6,361,993    6,361,993    6,680,092
  52       1,457,214                                    532,333    532,333    558,949    6,979,383    6,979,383    7,328,352
  53       1,536,333                                    557,609    557,609    585,489    7,650,744    7,650,744    8,033,281

                               0% Hypothetical                 6% Hypothetical
                               Gross Investment               Gross Investment                    12% Hypothetical
                                    Return                         Return                     Gross Investment Return
                               ----------------               ----------------                -----------------------
End of                              Cash                            Cash                                Cash
Policy    Accumulated    Policy   Surrender    Death    Policy    Surrender    Death      Policy     Surrender      Death
Year(1)   Premiums(2)    Value    Value(3)    Benefit    Value    Value(3)    Benefit     Value       Value(3)     Benefit
54..       1,619,407                                    583,400    583,400    612,570    8,380,192    8,380,192    8,799,202
55..       1,706,636                                    609,678    609,678    640,162    9,172,006    9,172,006    9,630,606
56..       1,798,225                                    636,407    636,407    668,227   10,030,590   10,030,590   10,532,120
57..       1,894,395                                    665,101    665,101    691,705   10,986,261   10,986,261   11,425,711
58..       1,995,372                                    696,115    696,115    716,999   12,054,681   12,054,681   12,416,321
59..       2,101,399                                    729,873    729,873    744,471   13,254,861   13,254,861   13,519,958
60..       2,212,727                                    766,884    766,884    774,552   14,610,042   14,610,042   14,756,143
61..       2,329,621                                    807,861    807,861    807,861   16,150,823   16,150,823   16,150,823
62..       2,452,360                                    850,717    850,717    850,717   17,853,446   17,853,446   17,853,446
63..       2,581,236                                    895,537    895,537    895,537   19,734,911   19,734,911   19,734,911
64..       2,716,556                                    942,412    942,412    942,412   21,814,002   21,814,002   21,814,002
65..       2,858,642                                    991,435    991,435    991,435   24,111,479   24,111,479   24,111,479

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical
                              Gross Investment                6% Hypothetical                      12% Hypothetical
                                   Return                 Gross Investment Return               Gross Investment Return
                              ----------------            -----------------------               -----------------------
End of                  Policy     Cash                            Cash                                  Cash
Policy    Accumulated   Value    Surrender    Death    Policy    Surrender    Death       Policy      Surrender        Death
Year(1)   Premiums(2)   ------   Value(3)    Benefit    Value    Value(3)    Benefit      Value        Value(3)       Benefit
   1           7,823     6,071        96     506,071     6,470        495    506,470         6,870           895       506,870
   2          16,036    12,291     5,813     512,291    13,471      6,994    513,471        14,700         8,223       514,700
   3          24,660    18,346    11,868     518,346    20,705     14,227    520,705        23,257        16,779       523,257
   4          33,716    24,234    17,757     524,234    28,175     21,697    528,175        32,606        26,129       532,606
   5          43,224    29,946    23,469     529,946    35,879     29,401    535,879        42,816        36,339       542,816
   6          53,208    35,509    29,680     535,509    43,851     38,021    543,851        53,997        48,168       553,997
   7          63,691    40,885    35,703     540,885    52,059     46,877    552,059        66,203        61,021       566,203
   8          74,698    46,076    41,541     546,076    60,513     55,979    560,513        79,535        75,001       579,535
   9          86,255    51,073    47,187     551,073    69,211     65,324    569,211        94,095        90,209       594,095
  10          98,391    55,881    52,643     555,881    78,163     74,924    578,163       110,004       106,766       610,004
  11         111,133    60,497    57,906     560,497    87,373     84,782    587,373       127,393       124,802       627,393
  12         124,512    64,900    62,957     564,900    96,827     94,884    596,827       146,382       144,439       646,382
  13         138,560    69,089    67,793     569,089   106,529    105,234    606,529       167,127       165,831       667,127
  14         153,310    73,055    72,407     573,055   116,478    115,830    616,478       189,790       189,142       689,790
  15         168,798    76,784    76,784     576,784   126,665    126,665    626,665       214,545       214,545       714,545
  16         185,061    80,269    80,269     580,269   137,087    137,087    637,087       241,588       241,588       741,588
  17         202,136    83,479    83,479     583,479   147,718    147,718    647,718       271,110       271,110       771,110
  18         220,066    86,418    86,418     586,418   158,566    158,566    658,566       303,360       303,360       803,360
  19         238,891    89,062    89,062     589,062   169,609    169,609    669,609       338,578       338,578       838,578
  20         258,658    91,529    91,529     591,529   180,972    180,972    680,972       377,183       377,183       877,183
  21         279,414    93,821    93,821     593,821   192,669    192,669    692,669       419,512       419,512       919,512
  22         301,207    95,729    95,729     595,729   204,491    204,491    704,491       465,711       465,711       965,711
  23         324,090    97,241    97,241     597,241   216,427    216,427    716,427       516,149       516,149     1,016,149
  24         348,117    98,335    98,335     598,335   228,450    228,450    728,450       571,219       571,219     1,071,219
  25         373,345    98,971    98,971     598,971   240,515    240,515    740,515       631,333       631,333     1,131,333
  26         399,835    99,564    99,564     599,564   253,721    253,721    753,721       700,099       700,099     1,200,099
  27         427,649    99,603    99,603     599,603   266,970    266,970    766,970       775,506       775,506     1,275,506
  28         456,854    99,018    99,018     599,018   280,182    280,182    780,182       858,171       858,171     1,358,171
  29         487,519    97,734    97,734     597,734   293,270    293,270    793,270       948,768       948,768     1,448,768
  30         519,718    96,413    96,413     596,413   306,903    306,903    806,903     1,048,823     1,048,823     1,548,823
  31         553,526    95,039    95,039     595,039   321,087    321,087    821,087     1,159,312     1,159,312     1,659,312
  32         589,025    92,894    92,894     592,894   335,106    335,106    835,106     1,280,567     1,280,567     1,780,567
  33         626,299    89,927    89,927     589,927   348,891    348,891    848,891     1,413,655     1,413,655     1,913,655
  34         665,436    86,086    86,086     586,086   362,364    362,364    862,364     1,559,749     1,559,749     2,059,749
  35         706,531    81,298    81,298     581,298   375,425    375,425    875,425     1,720,128     1,720,128     2,220,128
  36         749,680    75,280    75,280     575,280   387,748    387,748    887,748     1,895,975     1,895,975     2,395,975
  37         794,986    67,667    67,667     567,667   398,907    398,907    898,907     2,088,511     2,088,511     2,588,511
  38         842,558    58,617    58,617     558,617   408,989    408,989    908,989     2,299,634     2,299,634     2,799,634
  39         892,508    47,461    47,461     547,461   417,236    417,236    917,236     2,530,565     2,530,565     3,030,565
  40         944,956    34,417    34,417     534,417   423,757    423,757    923,757     2,783,585     2,783,585     3,283,585
  41       1,000,027    17,907    17,907     517,907   426,820    426,820    926,820     3,059,310     3,059,310     3,559,310
  42       1,057,850     0(4)     0(4)        0(4)     425,806    425,806    925,806     3,359,649     3,359,649     3,859,649
  43       1,118,565                                   421,888    421,888    921,888     3,688,592     3,688,592     4,188,592
  44       1,182,316                                   414,824    414,824    914,824     4,049,029     4,049,029     4,549,029
  45       1,249,254                                   404,291    404,291    904,291     4,444,084     4,444,084     4,944,084
  46       1,319,540                                   389,824    389,824    889,824     4,877,079     4,877,079     5,377,079
  47       1,393,339                                   370,850    370,850    870,850     5,351,593     5,351,593     5,851,593
  48       1,470,829                                   346,661    346,661    846,661     5,871,471     5,871,471     6,371,471
  49       1,552,193                                   316,470    316,470    816,470     6,440,914     6,440,914     6,940,914
  50       1,637,625                                   279,599    279,599    779,599     7,064,713     7,064,713     7,564,713
  51       1,727,328                                   240,983    240,983    740,983     7,753,977     7,753,977     8,253,977
  52       1,821,517                                   200,253    200,253    700,253     8,515,288     8,515,288     9,015,288
  53       1,920,416                                   157,620    157,620    657,620     9,356,528     9,356,528     9,856,528

                              0% Hypothetical
                              Gross Investment                6% Hypothetical                      12% Hypothetical
                                   Return                 Gross Investment Return               Gross Investment Return
                              ----------------            -----------------------               -----------------------
End of                  Policy     Cash                            Cash                                  Cash
Policy    Accumulated   Value    Surrender    Death    Policy    Surrender    Death       Policy      Surrender        Death
Year(1)   Premiums(2)   ------   Value(3)    Benefit    Value    Value(3)    Benefit      Value        Value(3)       Benefit
  54       2,024,259                                   112,910    112,910    612,910    10,285,782    10,285,782    10,800,071
  55       2,133,294                                    65,978     65,978    565,978    11,307,958    11,307,958    11,873,356
  56       2,247,782                                    14,805     14,805    514,805    12,428,373    12,428,373    13,049,792
  57       2,367,993                                    0(4)       0(4)       0(4)      13,670,828    13,670,828    14,217,661
  58       2,494,215                                                                    15,041,716    15,041,716    15,541,716
  59       2,626,749                                                                    16,553,997    16,553,997    17,053,997
  60       2,765,909                                                                    18,224,647    18,224,647    18,724,647
  61       2,912,027                                                                    20,068,878    20,068,878    20,568,878
  62       3,065,450                                                                    22,093,893    22,093,893    22,593,893
  63       3,226,545                                                                    24,308,950    24,308,950    24,808,950
  64       3,395,695                                                                    26,714,554    26,714,554    27,214,554
  65       3,573,302                                                                    29,291,812    29,291,812    29,791,812

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                              0% Hypothetical                 6% Hypothetical                    12% Hypothetical
                          Gross Investment Return         Gross Investment Return            Gross Investment Return
                          -----------------------         -----------------------            -----------------------
End of                             Cash                            Cash                                Cash
Policy    Accumulated   Policy   Surrender    Death    Policy    Surrender    Death      Policy     Surrender      Death
Year(1)   Premiums(2)   Value    Value(3)    Benefit    Value    Value(3)    Benefit     Value       Value(3)     Benefit
   1           7,823     5,744         0     505,744     6,125        150    506,125        6,507          532      506,507
   2          16,036    11,643     5,166     511,643    12,768      6,290    512,768       13,939        7,461      513,939
   3          24,660    17,383    10,906     517,383    19,628     13,151    519,628       22,057       15,580      522,057
   4          33,716    22,962    16,485     522,962    26,710     20,232    526,710       30,925       24,448      530,925
   5          43,224    28,372    21,895     528,372    34,011     27,534    534,011       40,606       34,129      540,606
   6          53,208    33,612    27,783     533,612    41,536     35,706    541,536       51,178       45,348      551,178
   7          63,691    38,670    33,488     538,670    49,279     44,097    549,279       62,713       57,531      562,713
   8          74,698    43,549    39,015     543,549    57,249     52,715    557,249       75,308       70,773      575,308
   9          86,255    48,237    44,351     548,237    65,439     61,553    565,439       89,052       85,166      589,052
  10          98,391    52,738    49,500     552,738    73,860     70,621    573,860      104,062      100,824      604,062
  11         111,133    57,036    54,445     557,036    82,500     79,909    582,500      120,443      117,852      620,443
  12         124,512    61,124    59,181     561,124    91,357     89,414    591,357      138,321      136,378      638,321
  13         138,560    64,996    63,701     564,996   100,431     99,136    600,431      157,836      156,541      657,836
  14         153,310    68,646    67,998     568,646   109,720    109,073    609,720      179,142      178,494      679,142
  15         168,798    72,058    72,058     572,058   119,213    119,213    619,213      202,395      202,395      702,395
  16         185,061    75,227    75,227     575,227   128,908    128,908    628,908      227,781      227,781      727,781
  17         202,136    78,122    78,122     578,122   138,778    138,778    638,778      255,476      255,476      755,476
  18         220,066    80,713    80,713     580,713   148,793    148,793    648,793      285,675      285,675      785,675
  19         238,891    82,977    82,977     582,977   158,930    158,930    658,930      318,597      318,597      818,597
  20         258,658    84,874    84,874     584,874   169,147    169,147    669,147      354,466      354,466      854,466
  21         279,414    86,377    86,377     586,377   179,413    179,413    679,413      393,542      393,542      893,542
  22         301,207    87,454    87,454     587,454   189,688    189,688    689,688      436,102      436,102      936,102
  23         324,090    88,086    88,086     588,086   199,948    199,948    699,948      482,470      482,470      982,470
  24         348,117    88,248    88,248     588,248   210,155    210,155    710,155      532,990      532,990    1,032,990
  25         373,345    87,888    87,888     587,888   220,247    220,247    720,247      588,013      588,013    1,088,013
  26         399,835    87,365    87,365     587,365   231,213    231,213    731,213      650,869      650,869    1,150,869
  27         427,649    86,206    86,206     586,206   242,017    242,017    742,017      719,643      719,643    1,219,643
  28         456,854    84,330    84,330     584,330   252,560    252,560    752,560      794,861      794,861    1,294,861
  29         487,519    81,642    81,642     581,642   262,723    262,723    762,723      877,090      877,090    1,377,090
  30         519,718    78,044    78,044     578,044   272,376    272,376    772,376      966,951      966,951    1,466,951
  31         553,526    73,451    73,451     573,451   281,394    281,394    781,394    1,065,140    1,065,140    1,565,140
  32         589,025    67,795    67,795     567,795   289,665    289,665    789,665    1,172,447    1,172,447    1,672,447
  33         626,299    60,997    60,997     560,997   297,059    297,059    797,059    1,289,731    1,289,731    1,789,731
  34         665,436    52,983    52,983     552,983   303,444    303,444    803,444    1,417,944    1,417,944    1,917,944
  35         706,531    43,651    43,651     543,651   308,649    308,649    808,649    1,558,108    1,558,108    2,058,108
  36         749,680    32,836    32,836     532,836   312,433    312,433    812,433    1,711,284    1,711,284    2,211,284
  37         794,986    20,343    20,343     520,343   314,511    314,511    814,511    1,878,611    1,878,611    2,378,611
  38         842,558     5,914     5,914     505,914   314,513    314,513    814,513    2,061,278    2,061,278    2,561,278
  39         892,508     0(4)     0(4)        0(4)     312,022    312,022    812,022    2,260,561    2,260,561    2,760,561
  40         944,956                                   306,617    306,617    806,617    2,477,893    2,477,893    2,977,893
  41       1,000,027                                   297,960    297,960    797,960    2,714,956    2,714,956    3,214,956
  42       1,057,850                                   285,710    285,710    785,710    2,973,625    2,973,625    3,473,625
  43       1,118,565                                   269,536    269,536    769,536    3,256,000    3,256,000    3,756,000
  44       1,182,316                                   249,131    249,131    749,131    3,564,439    3,564,439    4,064,439
  45       1,249,254                                   224,088    224,088    724,088    3,901,459    3,901,459    4,401,459
  46       1,319,540                                   193,835    193,835    693,835    4,269,694    4,269,694    4,769,694
  47       1,393,339                                   157,675    157,675    657,675    4,671,949    4,671,949    5,171,949
  48       1,470,829                                   114,749    114,749    614,749    5,111,191    5,111,191    5,611,191
  49       1,552,193                                    64,097     64,097    564,097    5,590,637    5,590,637    6,090,637
  50       1,637,625                                     4,830      4,830    504,830    6,113,957    6,113,957    6,613,957
  51       1,727,328                                    0(4)       0(4)       0(4)      6,685,354    6,685,354    7,185,354
  52       1,821,517                                                                    7,309,610    7,309,610    7,809,610

                              0% Hypothetical                 6% Hypothetical                    12% Hypothetical
                          Gross Investment Return         Gross Investment Return            Gross Investment Return
                          -----------------------         -----------------------            -----------------------
End of                             Cash                            Cash                                Cash
Policy    Accumulated   Policy   Surrender    Death    Policy    Surrender    Death      Policy     Surrender      Death
Year(1)   Premiums(2)   Value    Value(3)    Benefit    Value    Value(3)    Benefit     Value       Value(3)     Benefit
  53       1,920,416                                                                    7,992,072    7,992,072    8,492,072
  54       2,024,259                                                                    8,738,794    8,738,794    9,238,794
  55       2,133,294                                                                    9,556,371    9,556,371   10,056,371
  56       2,247,782                                                                   10,450,835   10,450,835   10,973,377
  57       2,367,993                                                                   11,432,158   11,432,158   11,932,158
  58       2,494,215                                                                   12,507,655   12,507,655   13,007,655
  59       2,626,749                                                                   13,686,181   13,686,181   14,186,181
  60       2,765,909                                                                   14,975,852   14,975,852   15,475,852
  61       2,912,027                                                                   16,382,925   16,382,925   16,882,925
  62       3,065,450                                                                   17,909,054   17,909,054   18,409,054
  63       3,226,545                                                                   19,545,127   19,545,127   20,045,127
  64       3,395,695                                                                   21,259,453   21,259,453   21,759,453
  65       3,573,302                                                                   22,973,780   22,973,780   23,473,780

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical
                               Gross Investment                   6% Hypothetical                      12% Hypothetical
                                    Return                    Gross Investment Return              Gross Investment Return
                               ----------------               -----------------------              -----------------------
End of                               Cash                              Cash                                  Cash
Policy    Accumulated    Policy    Surrender    Death     Policy     Surrender     Death       Policy     Surrender      Death
Year(1)   Premiums(2)     Value    Value(3)    Benefit     Value     Value(3)     Benefit      Value       Value(3)     Benefit
   1          15,850      10,725        928    500,000      11,486       1,689     500,000       12,249        2,452      500,000
   2          32,492      21,344      6,539    500,000      23,541       8,736     500,000       25,834       11,028      500,000
   3          49,966      31,523     16,717    500,000      35,850      21,044     500,000       40,547       25,742      500,000
   4          68,314      41,540     26,734    500,000      48,709      33,903     500,000       56,806       42,001      500,000
   5          87,580      51,416     36,610    500,000      62,167      47,361     500,000       74,803       59,998      500,000
   6         107,809      61,129     49,285    500,000      76,231      64,386     500,000       94,708       82,864      500,000
   7         129,049      70,522     61,638    500,000      90,776      81,893     500,000      116,583      107,700      500,000
   8         151,351      79,527     73,604    500,000     105,768      99,845     500,000      140,599      134,677      500,000
   9         174,768      88,194     85,233    500,000     121,284     118,323     500,000      167,064      164,103      500,000
  10         199,356      96,525     96,525    500,000     137,361     137,361     500,000      196,280      196,280      500,000
  11         225,174     105,183    105,183    500,000     154,913     154,913     500,000      229,776      229,776      500,000
  12         252,282     113,764    113,764    500,000     173,440     173,440     500,000      267,207      267,207      500,000
  13         280,746     122,230    122,230    500,000     192,970     192,970     500,000      309,035      309,035      500,000
  14         310,633     130,211    130,211    500,000     213,269     213,269     500,000      355,631      355,631      500,000
  15         342,015     137,683    137,683    500,000     234,405     234,405     500,000      407,690      407,690      500,000
  16         374,965     144,360    144,360    500,000     256,269     256,269     500,000      465,764      465,764      535,629
  17         409,563     150,273    150,273    500,000     279,017     279,017     500,000      529,841      529,841      598,721
  18         445,891     155,318    155,318    500,000     302,739     302,739     500,000      600,529      600,529      666,587
  19         484,036     158,730    158,730    500,000     327,206     327,206     500,000      678,451      678,451      739,511
  20         524,087     159,157    159,157    500,000     352,086     352,086     500,000      764,284      764,284      817,784
  21         566,141     156,214    156,214    500,000     377,760     377,760     500,000      859,094      859,094      902,049
  22         610,298     150,325    150,325    500,000     405,033     405,033     500,000      963,220      963,220    1,011,381
  23         656,663     142,208    142,208    500,000     434,753     434,753     500,000    1,077,664    1,077,664    1,131,547
  24         705,346     131,581    131,581    500,000     467,539     467,539     500,000    1,203,394    1,203,394    1,263,564
  25         756,463     118,045    118,045    500,000     502,800     502,800     527,940    1,341,457    1,341,457    1,408,530
  26         810,135     101,009    101,009    500,000     539,361     539,361     566,329    1,492,962    1,492,962    1,567,610
  27         866,492      79,669     79,669    500,000     577,228     577,228     606,090    1,659,092    1,659,092    1,742,047
  28         925,666      52,919     52,919    500,000     616,397     616,397     647,217    1,841,091    1,841,091    1,933,146
  29         987,799      19,296     19,296    500,000     656,852     656,852     689,695    2,040,272    2,040,272    2,142,285
  30       1,053,039      0(4)       0(4)       0(4)       698,577     698,577     733,506    2,258,048    2,258,048    2,370,951
  31       1,121,541                                       741,959     741,959     779,057    2,497,300    2,497,300    2,622,165
  32       1,193,468                                       787,042     787,042     826,394    2,760,066    2,760,066    2,898,069
  33       1,268,991                                       833,915     833,915     875,611    3,048,737    3,048,737    3,201,174
  34       1,348,290                                       882,642     882,642     926,774    3,365,838    3,365,838    3,534,130
  35       1,431,554                                       933,290     933,290     979,954    3,714,147    3,714,147    3,899,855
  36       1,518,982                                       985,749     985,749   1,035,036    4,095,960    4,095,960    4,300,758
  37       1,610,781                                     1,041,183   1,041,183   1,082,831    4,519,245    4,519,245    4,700,015
  38       1,707,169                                     1,099,978   1,099,978   1,132,977    4,989,647    4,989,647    5,139,336
  39       1,808,378                                     1,162,711   1,162,711   1,185,966    5,514,410    5,514,410    5,624,699
  40       1,914,646                                     1,229,890   1,229,890   1,242,189    6,101,347    6,101,347    6,162,360
  41       2,026,228                                     1,301,931   1,301,931   1,301,931    6,758,779    6,758,779    6,758,779
  42       2,143,389                                     1,377,274   1,377,274   1,377,274    7,485,268    7,485,268    7,485,268
  43       2,266,409                                     1,456,071   1,456,071   1,456,071    8,288,065    8,288,065    8,288,065
  44       2,395,579                                     1,538,479   1,538,479   1,538,479    9,175,188    9,175,188    9,175,188
  45       2,531,208                                     1,624,665   1,624,665   1,624,665   10,155,493   10,155,493   10,155,493

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical
                               Gross Investment                6% Hypothetical                      12% Hypothetical
                                    Return                 Gross Investment Return               Gross Investment Return
                         ----------------------------   -----------------------------   -----------------------------------------
End of                              Cash                            Cash                                  Cash
Policy    Accumulated    Policy   Surrender    Death    Policy    Surrender    Death       Policy      Surrender        Death
Year(1)   Premiums(2)    Value    Value(3)    Benefit    Value    Value(3)    Benefit      Value        Value(3)       Benefit
-------   -----------    ------   ---------   -------   ------    ---------   -------      ------      ---------       -------
   1          15,850     10,049       251     500,000    10,773        975    500,000        11,500         1,702       500,000
   2          32,492     19,911     5,105     500,000    21,990      7,184    500,000        24,161         9,355       500,000
   3          49,966     29,281    14,476     500,000    33,360     18,554    500,000        37,790        22,984       500,000
   4          68,314     38,149    23,344     500,000    44,878     30,072    500,000        52,487        37,681       500,000
   5          87,580     46,481    31,675     500,000    56,520     41,714    500,000        68,343        53,537       500,000
   6         107,809     54,244    42,399     500,000    68,263     56,419    500,000        85,473        73,628       500,000
   7         129,049     61,404    52,520     500,000    80,087     71,204    500,000       104,009        95,125       500,000
   8         151,351     67,904    61,981     500,000    91,951     86,029    500,000       124,091       118,169       500,000
   9         174,768     73,677    70,716     500,000   103,809    100,848    500,000       145,886       142,924       500,000
  10         199,356     78,652    78,652     500,000   115,615    115,615    500,000       169,595       169,595       500,000
  11         225,174     83,165    83,165     500,000   127,937    127,937    500,000       196,391       196,391       500,000
  12         252,282     86,785    86,785     500,000   140,257    140,257    500,000       225,952       225,952       500,000
  13         280,746     89,444    89,444     500,000   152,565    152,565    500,000       258,732       258,732       500,000
  14         310,633     91,069    91,069     500,000   164,860    164,860    500,000       295,294       295,294       500,000
  15         342,015     91,556    91,556     500,000   177,129    177,129    500,000       336,317       336,317       500,000
  16         374,965     90,737    90,737     500,000   189,324    189,324    500,000       382,628       382,628       500,000
  17         409,563     88,403    88,403     500,000   201,388    201,388    500,000       435,271       435,271       500,000
  18         445,891     84,264    84,264     500,000   213,231    213,231    500,000       494,561       494,561       548,963
  19         484,036     77,965    77,965     500,000   224,759    224,759    500,000       560,003       560,003       610,403
  20         524,087     69,111    69,111     500,000   235,892    235,892    500,000       632,368       632,368       676,634
  21         566,141     57,323    57,323     500,000   246,612    246,612    500,000       712,583       712,583       748,212
  22         610,298     42,148    42,148     500,000   256,911    256,911    500,000       800,713       800,713       840,749
  23         656,663     23,054    23,054     500,000   266,797    266,797    500,000       897,489       897,489       942,363
  24         705,346      0(4)      0(4)       0(4)     276,298    276,298    500,000     1,003,704     1,003,704     1,053,890
  25         756,463                                    285,408    285,408    500,000     1,120,211     1,120,211     1,176,222
  26         810,135                                    294,060    294,060    500,000     1,247,909     1,247,909     1,310,305
  27         866,492                                    302,143    302,143    500,000     1,387,748     1,387,748     1,457,135
  28         925,666                                    309,489    309,489    500,000     1,540,714     1,540,714     1,617,750
  29         987,799                                    315,881    315,881    500,000     1,707,838     1,707,838     1,793,230
  30       1,053,039                                    321,097    321,097    500,000     1,890,212     1,890,212     1,984,723
  31       1,121,541                                    324,899    324,899    500,000     2,089,010     2,089,010     2,193,460
  32       1,193,468                                    326,997    326,997    500,000     2,305,490     2,305,490     2,420,764
  33       1,268,991                                    326,982    326,982    500,000     2,540,992     2,540,992     2,668,042
  34       1,348,290                                    324,302    324,302    500,000     2,796,972     2,796,972     2,936,820
  35       1,431,554                                    318,092    318,092    500,000     3,074,940     3,074,940     3,228,687
  36       1,518,982                                    307,024    307,024    500,000     3,376,456     3,376,456     3,545,279
  37       1,610,781                                    289,044    289,044    500,000     3,711,836     3,711,836     3,860,310
  38       1,707,169                                    260,889    260,889    500,000     4,086,519     4,086,519     4,209,114
  39       1,808,378                                    217,243    217,243    500,000     4,507,105     4,507,105     4,597,247
  40       1,914,646                                    148,326    148,326    500,000     4,981,668     4,981,668     5,031,484
  41       2,026,228                                     34,568     34,568    500,000     5,520,826     5,520,826     5,520,826
  42       2,143,389                                     0(4)       0(4)       0(4)        6,116,618    6,116,618     6,116,618
  43       2,266,409                                                                      6,774,990     6,774,990     6,774,990
  44       2,395,579                                                                      7,502,517     7,502,517     7,502,517
  45       2,531,208                                                                      8,306,463     8,306,463     8,306,463

---------------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                            Gross Investment Return         Gross Investment Return           Gross Investment Return
                            -----------------------         -----------------------           -----------------------
End of                               Cash                            Cash                              Cash
Policy    Accumulated    Policy    Surrender    Death    Policy    Surrender    Death     Policy     Surrender     Death
Year(1)   Premiums(2)     Value    Value(3)    Benefit    Value    Value(3)    Benefit     Value     Value(3)     Benefit
   1          18,816      13,403      2,193    513,403    14,325      3,115    514,325      15,248       4,038     515,248
   2          38,573      26,558     11,752    526,558    29,228     14,422    529,228      32,011      17,205     532,011
   3          59,317      39,116     24,310    539,116    44,370     29,565    544,370      50,067      35,261     550,067
   4          81,099      51,374     36,568    551,374    60,056     45,251    560,056      69,847      55,041     569,847
   5         103,970      63,355     48,549    563,355    76,327     61,521    576,327      91,544      76,738     591,544
   6         127,985      75,033     63,188    575,033    93,175     81,330    593,175     115,318     103,473     615,318
   7         153,200      86,225     77,342    586,225   110,428    101,545    610,428     141,174     132,291     641,174
   8         179,676      96,845     90,922    596,845   128,006    122,084    628,006     169,221     163,299     669,221
   9         207,476     106,943    103,982    606,943   145,965    143,004    645,965     199,722     196,761     699,722
  10         236,666     116,513    116,513    616,513   164,301    164,301    664,301     232,903     232,903     732,903
  11         267,315     126,352    126,352    626,352   184,088    184,088    684,088     270,484     270,484     770,484
  12         299,497     135,972    135,972    635,972   204,690    204,690    704,690     311,918     311,918     811,918
  13         333,287     145,320    145,320    645,320   226,089    226,089    726,089     357,553     357,553     857,553
  14         368,768     153,890    153,890    653,890   247,794    247,794    747,794     407,286     407,286     907,286
  15         406,022     161,632    161,632    661,632   269,759    269,759    769,759     461,485     461,485     961,485
  16         445,139     168,125    168,125    668,125   291,548    291,548    791,548     520,158     520,158   1,020,158
  17         486,212     173,391    173,391    673,391   313,158    313,158    813,158     583,781     583,781   1,083,781
  18         529,339     177,262    177,262    677,262   334,392    334,392    834,392     652,677     652,677   1,152,677
  19         574,622     178,604    178,604    678,604   354,043    354,043    854,043     726,176     726,176   1,226,176
  20         622,169     175,445    175,445    675,445   369,967    369,967    869,967     802,625     802,625   1,302,625
  21         672,093     167,380    167,380    667,380   381,514    381,514    881,514     881,841     881,841   1,381,841
  22         724,514     155,337    155,337    655,337   389,372    389,372    889,372     965,032     965,032   1,465,032
  23         779,556     140,687    140,687    640,687   394,734    394,734    894,734   1,054,016   1,054,016   1,554,016
  24         837,350     123,359    123,359    623,359   397,375    397,375    897,375   1,149,290   1,149,290   1,649,290
  25         898,033     103,214    103,214    603,214   396,993    396,993    896,993   1,251,330   1,251,330   1,751,330
  26         961,751      79,996     79,996    579,996   393,141    393,141    893,141   1,360,531   1,360,531   1,860,531
  27       1,028,654      53,363     53,363    553,363   385,269    385,269    885,269   1,477,241   1,477,241   1,977,241
  28       1,098,903      22,875     22,875    522,875   372,691    372,691    872,691   1,601,731   1,601,731   2,101,731
  29       1,172,664      0(4)       0(4)       0(4)     354,643    354,643    854,643   1,734,255   1,734,255   2,234,255
  30       1,250,113                                     330,472    330,472    830,472   1,875,241   1,875,241   2,375,241
  31       1,331,435                                     305,138    305,138    805,138   2,030,979   2,030,979   2,530,979
  32       1,416,823                                     278,299    278,299    778,299   2,202,722   2,202,722   2,702,722
  33       1,506,480                                     250,193    250,193    750,193   2,392,467   2,392,467   2,892,467
  34       1,600,620                                     220,676    220,676    720,676   2,602,016   2,602,016   3,102,016
  35       1,699,467                                     189,635    189,635    689,635   2,833,399   2,833,399   3,333,399
  36       1,803,256                                     155,080    155,080    655,080   3,086,932   3,086,932   3,586,932
  37       1,912,235                                     114,546    114,546    614,546   3,362,565   3,362,565   3,862,565
  38       2,026,663                                      67,402     67,402    567,402   3,662,255   3,662,255   4,162,255
  39       2,146,812                                      15,573     15,573    515,573   3,990,820   3,990,820   4,490,820
  40       2,272,969                                      0(4)       0(4)       0(4)     4,353,418   4,353,418   4,853,418
  41       2,405,433                                                                     4,752,200   4,752,200   5,252,200
  42       2,544,521                                                                     5,179,938   5,179,938   5,679,938
  43       2,690,563                                                                     5,629,943   5,629,943   6,129,943
  44       2,843,907                                                                     6,085,094   6,085,094   6,585,094
  45       3,004,918                                                                     6,507,028   6,507,028   7,007,028

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------         -----------------------           -----------------------
End of                              Cash                            Cash                              Cash
Policy    Accumulated   Policy    Surrender    Death    Policy    Surrender    Death     Policy     Surrender     Death
Year(1)   Premiums(2)    Value    Value(3)    Benefit    Value    Value(3)    Benefit     Value     Value(3)     Benefit
   1          18,816     12,630      1,420    512,630    13,508      2,298    513,508      14,390       3,180     514,390
   2          38,573     24,932     10,126    524,932    27,467     12,661    527,467      30,110      15,304     530,110
   3          59,317     36,590     21,784    536,590    41,560     26,755    541,560      46,951      32,145     546,951
   4          81,099     47,582     32,776    547,582    55,760     40,954    555,760      64,989      50,184     564,989
   5         103,970     57,859     43,053    557,859    70,008     55,202    570,008      84,281      69,475     584,281
   6         127,985     67,376     55,531    567,376    84,246     72,402    584,246     104,889      93,044     604,889
   7         153,200     76,081     67,198    576,081    98,408     89,524    598,408     126,876     117,993     626,876
   8         179,676     83,900     77,978    583,900   112,397    106,474    612,397     150,286     144,363     650,286
   9         207,476     90,746     87,785    590,746   126,100    123,139    626,100     175,150     172,189     675,150
  10         236,666     96,526     96,526    596,526   139,393    139,393    639,393     201,500     201,500     701,500
  11         267,315    101,644    101,644    601,644   152,871    152,871    652,871     230,440     230,440     730,440
  12         299,497    105,569    105,569    605,569   165,807    165,807    665,807     261,224     261,224     761,224
  13         333,287    108,225    108,225    608,225   178,079    178,079    678,079     293,947     293,947     793,947
  14         368,768    109,539    109,539    609,539   189,565    189,565    689,565     328,717     328,717     828,717
  15         406,022    109,409    109,409    609,409   200,106    200,106    700,106     365,623     365,623     865,623
  16         445,139    107,673    107,673    607,673   209,471    209,471    709,471     404,695     404,695     904,695
  17         486,212    104,139    104,139    604,139   217,384    217,384    717,384     445,933     445,933     945,933
  18         529,339     98,548     98,548    598,548   223,490    223,490    723,490     489,266     489,266     989,266
  19         574,622     90,617     90,617    590,617   227,382    227,382    727,382     534,581     534,581   1,034,581
  20         622,169     80,080     80,080    580,080   228,653    228,653    728,653     581,770     581,770   1,081,770
  21         672,093     66,773     66,773    566,773   226,978    226,978    726,978     630,821     630,821   1,130,821
  22         724,514     50,545     50,545    550,545   222,030    222,030    722,030     681,728     681,728   1,181,728
  23         779,556     31,278     31,278    531,278   213,492    213,492    713,492     734,517     734,517   1,234,517
  24         837,350      8,888      8,888    508,888   201,075    201,075    701,075     789,256     789,256   1,289,256
  25         898,033     0(4)       0(4)       0(4)     184,384    184,384    684,384     845,928     845,928   1,345,928
  26         961,751                                    162,867    162,867    662,867     904,366     904,366   1,404,366
  27       1,028,654                                    135,843    135,843    635,843     964,284     964,284   1,464,284
  28       1,098,903                                    102,472    102,472    602,472   1,025,230   1,025,230   1,525,230
  29       1,172,664                                     61,814     61,814    561,814   1,086,645   1,086,645   1,586,645
  30       1,250,113                                     12,998     12,998    512,998   1,148,023   1,148,023   1,648,023
  31       1,331,435                                     0(4)       0(4)       0(4)     1,208,958   1,208,958   1,708,958
  32       1,416,823                                                                    1,269,133   1,269,133   1,769,133
  33       1,506,480                                                                    1,328,263   1,328,263   1,828,263
  34       1,600,620                                                                    1,386,180   1,386,180   1,886,180
  35       1,699,467                                                                    1,442,599   1,442,599   1,942,599
  36       1,803,256                                                                    1,497,100   1,497,100   1,997,100
  37       1,912,235                                                                    1,549,086   1,549,086   2,049,086
  38       2,026,663                                                                    1,597,629   1,597,629   2,097,629
  39       2,146,812                                                                    1,641,332   1,641,332   2,141,332
  40       2,272,969                                                                    1,676,978   1,676,978   2,176,978
  41       2,405,433                                                                    1,698,306   1,698,306   2,198,306
  42       2,544,521                                                                    1,693,132   1,693,132   2,193,132
  43       2,690,563                                                                    1,637,057   1,637,057   2,137,057
  44       2,843,907                                                                    1,481,492   1,481,492   1,981,492
  45       3,004,918                                                                    1,129,518   1,129,518   1,629,518

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death Benefit Option 2 is selected at any time.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for insureds who do not meet at least the underwriting requirements of the standard risk class.


BUSINESS DAY -- any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined at the end of each Business Day.


CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

EFFECTIVE DATE -- the date that we become obligated under the Policy and when the first monthly deductions are taken.

FIXED ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in our general account.

GUIDELINE ANNUAL PREMIUM (GAP) -- used to determine the proportion of premiums and the Policy Value attributable to an increase in Face Amount for the purpose of calculating the new Deferred Sales Charge after such increase.

INITIAL PREMIUM -- at least 1/12 of the Target Premium. The Initial Premium must be received within 60 days after the policy date.

INVESTMENT ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE AGE -- the age on the nearest birthday, at policy date, as shown in the Policy.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

MATURITY DATE -- the Policy anniversary nearest the life insured's attained age 100.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts or Fixed Account. It equals gross premiums less the deduction for state, local and Federal taxes.

NO LAPSE GUARANTEE -- Our guarantee that the Policy will not go into default even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash

Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each policy month.

NO LAPSE GUARANTEE PERIOD -- is the first 5 policy years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85.

NO LAPSE GUARANTEE PREMIUM -- is a measure of premium used in determining compliance with the No Lapse Guarantee Cumulative Premium Test. The No Lapse Guarantee premium for each policyowner is set forth in the Policy.

PLANNED PREMIUM -- The premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- The date from which policy years, policy months and policy anniversaries are determined. Monthly deductions are due on the policy date. If a check for at least the Initial Premium accompanies the application, the policy date is the date the application and check are received at the Service Office. If an application accepted by us is not accompanied by a check for the Initial Premium, the policy will be issued with a policy date which is 7 days after issuance of the policy.

POLICY DEBT -- as of any date, the aggregate amount of policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.

SELECT LOAN -- A loan on which the differential between the interest credited and the interest charged is currently 0%; provided, however, if at some time in the future it is determined that the current differential could cause the loan to be treated as a taxable distribution under any applicable ruling, regulation or court decision, we have the right to increase the differential on all subsequent Select Loans either (i) to an amount that may be presented in such ruling, regulation or court decision that would result in the transaction being treated as a loan under Federal tax law or (ii) if no amount is prescribed, to an amount that we feel would be more likely to result in the transaction being treated as a loan under Federal tax law.

SELECT LOAN AMOUNT -- the amount of any Select Loan.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.

SURRENDER CHARGE PERIOD -- the period (usually 15 years) following issuance of the Policy or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place.

TARGET PREMIUM -- a premium amount used to measure the maximum deferred sales charge under a Policy. The Target Premium for the initial face amount is set forth in the Policy. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- as of any date, the net Cash Surrender Value at the previous anniversary multiplied by 10%.

                                     PART II
                                OTHER INFORMATION

UNDERTAKINGS

Undertaking to File Reports.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940, as amended.

The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Rule 484 Undertaking.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.


Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.


Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

         The facing sheet;
         The Prospectus, consisting of __ pages;
         Undertaking to file reports;
         Representation pursuant to Section 26 of the Investment Company Act of 1940;
         Rule 484 Undertaking;
         The signatures;
         Written consents of the following persons:
         Ernst & Young, LLP


The following exhibits are filed as part of this Registration Statement:

     1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

         A(1) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I were previously filed in the Registrant's initial registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.

         A(2)      Not applicable.

         A(3)(a) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(3)(b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(3)(c)   Not applicable.

         A(4)      Not applicable.

         A(5) Form of Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(6)(a)(i)     Declaration of Intention and Charter of First North
                        American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form
                        N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of
                        New York Separate Account A.

         A(6)(a)(ii)    Certificate of amendment of the Declaration of Intention
                        and Charter of First North American Life Assurance
                        Company is incorporated by reference to Exhibit
                        (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number
                        33-46217, filed February 25, 1998 on behalf of The
                        Manufacturers Life Insurance Company of New York
                        Separate Account A.

         A(6)(a)(iii)   Certificate of amendment of the Declaration of Intention
                        and Charter of The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit
                        (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number
                        33-46217, filed February 25, 1998 on behalf of The
                        Manufacturers Life Insurance Company of New York
                        Separate Account A.

         (A)(6)(b) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit
                        (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(7)           Not applicable.

         A(8)(a) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(8)(b) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(8)(c) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(9)           Not applicable.

         A(10)(a) Form of Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(10)(b) Form of supplement to the Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.


     2.  Consents of the following:

         A Opinion and consent of Tracy A. Kane, Esq., Secretary and Counsel of The Manufacturers Life Insurance Company of New York (incorporated by reference to Exhibit 2 to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B).

         B Consent of John G. Vrysen, Chief Actuary of The Manufacturers Life Insurance Company of New York (incorporated by reference to Exhibit 2 to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B).

         C         Consent of Ernst & Young LLP (filed herewith)



     3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

     4.  Not applicable.

     5.  Not applicable.

     6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies is incorporated by reference to the Registrant's registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.

     7. Powers of Attorney are incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 the registrant, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, certify that the registrant meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and Commonwealth of Massachusetts, on the 12th day of April, 1999.



                                            THE MANUFACTURERS LIFE INSURANCE
                                              COMPANY OF NEW YORK SEPARATE
                                              ACCOUNT B
                                                         (Registrant)

                                            By: THE MANUFACTURERS LIFE INSURANCE
                                                  COMPANY OF NEW YORK
                                                          (Depositor)


                                            By:  /s/ A. SCOTT LOGAN
                                                 -------------------------------
                                                  A. Scott Logan
                                                  President



Attest


/s/ TRACY A. KANE
-----------------------------
Tracy A. Kane
Secretary

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 12th day of April, 1999.

SIGNATURE                       TITLE                            DATE


/s/ A. SCOTT LOGAN              Director and President          April 12, 1999
----------------------          (Principal Executive            --------------
A. Scott Logan                  Officer)                        (Date)


*                               Chairman of the Board           April 12, 1999
 ---------------------          of Directors                    --------------
John D. Richardson                                              (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
John D. DesPrez, III                                            (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
Ruth Ann Flemming                                               (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
Neil M. Merkl                                                   (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
Thomas Borshoff                                                 (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
James K. Robinson                                               (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
Theodore Kilkuskie                                              (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
Bruce Avedon                                                    (Date)

*                               Director                        April 12, 1999
 ---------------------                                          --------------
James O'Malley                                                  (Date)

*                               Director                        April __, 1999
 ---------------------                                          --------------
Robert Cook                                                     (Date)


//s/ David W. LIBBEY            Treasurer (Principal            April 12, 1999
----------------------          Financial and Accounting        --------------
David W. Libbey                 Officer)                        (Date)




*By:  /s/ TRACY A. KANE                                         April 12, 1999
      -------------------------                                 --------------
      Tracy A. Kane                                             (Date)
      Attorney-in-Fact Pursuant
      to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

2C                         Consent of Ernst & Young LLP